                                                                    EXHIBIT 10.1


                           SECOND AMENDED AND RESTATED

                          LIMITED PARTNERSHIP AGREEMENT

                                       OF

                            SPIEKER PROPERTIES, L.P.


                          -----------------------------

                            Dated as October 13, 1997

                          -----------------------------


        IN RELIANCE UPON CERTAIN EXEMPTIONS FROM REGISTRATION, THE PARTNERSHIP INTERESTS BEING OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. ACCORDINGLY, NO PARTNERSHIP INTEREST MAY BE RESOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED UNLESS SUBSEQUENTLY REGISTERED UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR UNLESS AN EXEMPTION FROM REGISTRATION IS AVAILABLE, AND UNLESS THE OTHER TRANSFER RESTRICTIONS CONTAINED HEREIN HAVE BEEN SATISFIED. INVESTORS SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THEIR INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

        IN MAKING AN INVESTMENT DECISION INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE PERSON OR ENTITY CREATING THE SECURITIES AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. THESE SECURITIES HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS

                                                                                                PAGE


ARTICLE I                     Definitions, Etc...................................................1

            1.1         Definitions..............................................................1

            1.2         Exhibit, Etc............................................................15

ARTICLE II                    Organization......................................................15

            2.1         Formation...............................................................15

            2.2         Name....................................................................15

            2.3         Character of the Business...............................................15

            2.4         Location of the Principal Place of Business.............................16

            2.5         Agent for Service of Process............................................16

            2.6         Certificates of Ownership...............................................16

ARTICLE III                   Term..............................................................16

            3.1         Commencement............................................................16

            3.2         Dissolution.............................................................17

ARTICLE IV                    Contributions to Capital..........................................17

            4.1         General Partner Capital Contribution....................................17

            4.2         Limited Partner Capital Contributions...................................17

            4.3         Issuances of Additional Partnership Units...............................17

            4.4         Contribution of Proceeds of Issuance of Shares of Common Stock..........19

            4.5         Options.................................................................19

            4.6         Land Holding Agreements.................................................19

            4.7         Admission of Additional Limited Partners................................20

            4.8         No Third Party Beneficiary..............................................20

            4.9         No Interest; No Return..................................................21

            4.10        Adjustment Upon Conversion of Preferred Stock...........................21

            4.11        Guaranty Agreement......................................................21

ARTICLE V                     Partners..........................................................21

            5.1         Partners................................................................21

            5.2         Designation of Additional Units.........................................21

ARTICLE VI                    Allocations and Other Tax and Accounting Matters..................22

            6.1         Allocations.............................................................22

            6.2         Distributions...........................................................22

            6.3         Books of Account........................................................23

            6.4         Audits..................................................................24

            6.5         Tax Elections and Returns...............................................24

            6.6         Tax Matters Partner.....................................................24

            6.7         Section 6227(a) Adjustments.............................................24

                                TABLE OF CONTENTS
                                   (CONTINUED)

                                                                                               Page

ARTICLE VII                   Rights, Duties and Restrictions of the General Partner............25

            7.1         Expenditures by Partnership.............................................25

            7.2         Powers and Duties of General Partner....................................25

            7.3         Consent of Limited Partners.............................................28

            7.4         Actions with Respect to Certain Documents...............................28

            7.5         General Partner Participation...........................................28

            7.6         Proscriptions...........................................................28

            7.7         Additional Limited Partners.............................................29

            7.8         Title Holder............................................................29

            7.9         Compensation of the General Partner.....................................29

            7.10        Waiver and Indemnification..............................................29

            7.11        Operation in Accordance with REIT Requirements..........................30

ARTICLE VIII                  Dissolution, Liquidation and Winding-Up...........................30

            8.1         Accounting..............................................................30

            8.2         Distribution on Dissolution.............................................30

            8.3         Timing Requirements.....................................................31

            8.4         Sale of Partnership Assets..............................................31

            8.5         Distributions in Kind...................................................31

            8.6         Documentation of Liquidation............................................31

            8.7         Liability of the Liquidating Trustee....................................31

ARTICLE IX                    Transfer of Partnership Interests.................................32

            9.1         General Partner Transfer................................................32

            9.2         Transfers by Limited Partners...........................................32

            9.3         Restrictions on Transfer................................................33

ARTICLE X                     Rights and Obligations of the Limited Partners....................34

            10.1        No Participation in Management..........................................34

            10.2        Bankruptcy of a Limited Partner and Certain Other Events................34

            10.3        No Withdrawal...........................................................35

            10.4        Duties and Conflicts....................................................35

            10.5        Acquisition Projects....................................................35

            10.6        Development Projects....................................................35

            10.7        Management Activities...................................................36

            10.8        Acquisition/Development Projects; Management Activities
                         -- Further Assurance...................................................36

            10.9        Conversion Upon Death...................................................36

            10.10       Limited Liability.......................................................37

            10.11       Right of Offset.........................................................37

ARTICLE XI                    Rights............................................................37

                                TABLE OF CONTENTS
                                   (CONTINUED)

                                                                                               Page


            11.1        Rights..................................................................37

            11.2        Terms of Rights.........................................................38

ARTICLE XII                   Arbitration of Disputes...........................................38

            12.1        Arbitration.............................................................38

            12.2        Procedures..............................................................38

            12.3        Binding Character.......................................................39

            12.4        Exclusivity.............................................................39

            12.5        No Alteration of Agreement..............................................40

            12.6        Acknowledgment..........................................................40

ARTICLE XIII                  General Provisions................................................41

            13.1        Notices.................................................................41

            13.2        Successors..............................................................41

            13.3        Effect and Interpretation...............................................41

            13.4        Counterparts............................................................41

            13.5        Partners Not Agents.....................................................41

            13.6        Entire Understanding; Etc...............................................41

            13.7        Amendments..............................................................42

            13.8        Severability............................................................43

            13.9        Trust Provision.........................................................43

            13.10       Pronouns and Headings...................................................43

            13.11       Assurances..............................................................43

            13.12       Tax Consequences........................................................43

            13.13       Securities Representations..............................................43

            13.14       Merger Waiver...........................................................44

ARTICLE XIV                   POWER OF ATTORNEY.................................................45

            14.1        Power of Attorney.......................................................45

            14.2        Duration of Power.......................................................46

                                TABLE OF CONTENTS
                                   (CONTINUED)




EXHIBITS AND SCHEDULES

Exhibit A - Partnership Units
Exhibit B - Allocations
Exhibit C - Rights Terms
Exhibit D - Land Holdings
Exhibit E - Excluded Properties
Exhibit F - Partner Addresses

Schedule 1 - Partners Possessing Rights
Schedule 2 - Exercise Notice
Schedule 3 - Election Notice

                           SECOND AMENDED AND RESTATED
                        AGREEMENT OF LIMITED PARTNERSHIP
                                       OF
                            SPIEKER PROPERTIES, L.P.


          THIS SECOND AMENDED AND RESTATED AGREEMENT OF LIMITED
PARTNERSHIP is made and entered into as of the 13th day of October, 1997, by and among Spieker Properties, Inc., a Maryland corporation, and those certain Persons identified on Exhibit A attached hereto as a Limited Partner.

                              W I T N E S S E T H:

          WHEREAS, the Persons set forth on Exhibit A attached hereto are the partners of Spieker Properties, L.P., a California limited partnership, which partnership was formed pursuant to that certain Agreement of Limited Partnership of Spieker Properties, L.P., dated as of October 15, 1993, which Agreement was amended by amendments dated as of November 12, 1993, December 31, 1993, May 5, 1994, May 25, 1994, and June 20, 1994 (the "Original Agreement"), which Original Agreement was amended and restated in its entirety pursuant to the terms of that certain First Amended and Restated Agreement of Limited Partnership of Spieker Properties, L.P., which Agreement has been amended by amendments dated as of February 28, 1995, March 31, 1995, May 11, 1995, December 5, 1995, December 11,
1995, March 6, 1996, March 20, 1996, January 24, 1997 and October 10, 1997 (the
"First Restated Agreement"); and

          WHEREAS, the undersigned Partners desire to amend the First Restated Agreement in its entirety as set forth in this Agreement, pursuant to and as permitted by Section 15.7 of the First Restated Agreement.

          NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the undersigned Partners, hereby legally binding the Partnership, hereby agree that the First Restated Agreement shall be amended and restated in its entirety as follows:

                                   ARTICLE I

                                DEFINITIONS, ETC.

     1.1 DEFINITIONS. Except as otherwise expressly provided, the following terms and phrases shall have the meanings set forth below:

           "Accountants" shall mean the firm or firms of independent certified public accountants selected by the General Partner on behalf of the Partnership to audit the books and records of the Partnership and to prepare statements and reports in connection therewith.

           "Acquisition Cost" shall mean (i) in the case of Contributed Property acquired by the General Partner in exchange for shares of Common Stock, the Current Per Share Market Price as of the closing date on which the General Partner acquired such Contributed Property multiplied by the number of shares of Common Stock issued in the acquisition, or (ii) in the case of Contributed Property acquired by the General Partner for consideration other than Common Stock, the amount of such consideration plus, in either case, any costs and expenses incurred by the General Partner in connection with such acquisition or contribution; provided, however, that in the event the Acquisition Cost of Contributed Property is financed by any borrowings by the General Partner, the Partnership shall assume any such obligations of the General Partner concurrently with the contribution of such property to the Partnership or, if impossible, shall obligate itself to the General Partner in an amount and on terms equal to such obligations, and the Acquisition Cost shall be reduced by the amount of such obligations.

           "Acquisition Project" shall mean any real property on which retail, industrial, office, research and development, or warehouse and distribution uses are conducted, including construction and improvement activities undertaken with respect thereto and off-site improvements, on-site improvements, structures, buildings and/or related parking and other facilities; provided, however, that the term "Acquisition Project" shall not include the Development Projects, the Excluded Properties and the Land Holdings.

           "Act" shall mean the California Revised Limited Partnership Act, California Corporations Code Sections 15611-15723, as the same may hereafter be amended from time to time.

           "Additional Limited Partner" shall have the meaning set forth in
Section 4.3(a) hereof.

           "Additional Units" shall have the meaning set forth in Section 4.3(a) hereof.

           "Adjusted Capital Account Deficit" shall mean, with respect to any Partner, the deficit balance, if any, in such Partner's Capital Account as of the end of any relevant fiscal year and after giving effect to the following adjustments:

           (a) credit to such Capital Account any amounts which such Partner is obligated or treated as obligated to restore with respect to any deficit balance in such Capital Account pursuant to Section 1.704-1(b)(2)(ii)(c) of the Regulations, or is deemed to be obligated to restore with respect to any deficit balance pursuant to the penultimate sentences of Sections 1.704-2(g)(1) and 1.704-2(i)(5) of the Regulations; and

           (b) debit to such Capital Account the items described in Sections 1.704-1(b)(2)(ii)(d)(4), (5) and (6) of the Regulations.

The foregoing definition of Adjusted Capital Account Deficit is intended to comply with the requirements of the alternate test for economic effect contained in Section 1.704-1(b)(2)(ii)(d) of the Regulations and shall be interpreted consistently therewith.

           "Administrative Expenses" shall mean (i) all administrative and operating costs and expenses incurred by the Partnership and SWIP or any other Investment Entity, (ii) those administrative costs and expenses of the General Partner, including salaries paid to officers of the General Partner, and accounting and legal expenses undertaken by the General Partner on behalf or for the benefit of the Partnership, and (iii) to the extent not included in clause (ii) above, REIT Expenses, provided that Administrative Expenses shall not include Initial Offering Expenses or costs and expenses incurred subsequent to the Completion of the Offering relating to any offer or registration of securities by the General Partner and all statements, reports, fees and expenses incidental thereto, including underwriting discounts and selling commissions applicable to any such offer of securities.

           "Affiliate" shall mean, with respect to any Partner (or as to any other person the affiliates of whom are relevant for purposes of any of the provisions of this Agreement), (i) any member of the Immediate Family of such Partner; (ii) any trustee or beneficiary of a Partner; (iii) any legal representative, successor, or assignee of any Person referred to in the preceding clauses (i) and (ii); (iv) any trustee for the benefit of any Person referred to in the preceding clauses (i) through (iii); or (v) any Controlled Entity with respect to any Person referred to in the preceding clauses (i) through (iv).

           "Agreement" shall mean this Second Amended and Restated Agreement of Limited Partnership, as originally executed and as hereafter amended, modified, supplemented or restated from time to time, as the context requires.

           "Arbitration Rules" shall have the meaning set forth in Section 12.1 hereof.

           "Assignee" shall mean a Person to whom one or more Partnership Units have been transferred, but who has not become a Substituted Limited Partner.

           "Bankruptcy" shall mean, with respect to any Partner, (i) the commencement by such Partner of any proceeding seeking relief under any provision or chapter of the federal Bankruptcy Code or any other federal or state law relating to insolvency, bankruptcy or reorganization, (ii) an adjudication that such Partner is insolvent or bankrupt; (iii) the entry of an order for relief under the federal Bankruptcy Code with respect to such Partner,
(iv) the filing of any such petition or the commencement of any such case or proceeding against such Partner, unless such petition and the case or proceeding initiated thereby are dismissed within ninety (90) days from the date of such filing, (v) the filing of an answer by such Partner admitting the allegations of any such petition, (vi) the appointment of a trustee, receiver or custodian for all or substantially all of the assets of such Partner unless such appointment is vacated or dismissed within ninety (90) days from the date of such appointment but not less than five (5) days before the proposed sale of any assets of such Partner, (vii) the insolvency of such Partner or the execution by such Partner of a general assignment for the benefit of creditors, (viii) the convening by such Partner of a meeting of its creditors, or any class thereof, for purposes of effecting a moratorium upon or extension or composition of its debts, (ix) the failure of such Partner to pay its debts as they mature, (x) the levy, attachment, execution or other seizure of substantially all of the assets of such Partner where such seizure is not discharged within thirty (30) days thereafter, or (xi) the admission by such Partner in writing of its inability to pay its debts as they mature or that it is generally not paying its debts as they become due.

           "Beneficially Own" shall have the meaning set forth in attached Exhibit C.

           "Capital Account" shall mean, with respect to any Partner, the separate "book" account which the Partnership shall establish and maintain for such Partner in accordance with Section 704(b) of the Code and Section 1.704-1(b)(2)(iv) of the Regulations and such other provisions of Section 1.704-1(b) of the Regulations that must be complied with in order for the Capital Accounts to be determined in accordance with the provisions of said Regulations. In furtherance of the foregoing, the Capital Accounts shall be maintained in compliance with Section 1.704-1(b)(2)(iv) of the Regulations; and the provisions hereof shall be interpreted and applied in a manner consistent therewith. In the event that a Partnership Interest is transferred in accordance with the terms of this Agreement, the Capital Account, at the time of the transfer, of the transferor attributable to the transferred interest shall carry over to the transferee.

           "Capital Contribution" shall mean, with respect to any Partner, the amount of money and the initial Gross Asset Value of any property other than money contributed to the Partnership with respect to the Partnership Interest held by such Partner (net of liabilities to which such property is subject).

           "Capital Stock" means Common Stock, Class B Common Stock, Class C Common Stock, Series A Preferred Stock, Series B Cumulative Redeemable Preferred Stock, Series C Cumulative Redeemable Preferred Stock and other classes and series of capital stock issued from time to time by the Company.

           "Cash Amount" shall mean the amount of cash equal to the product of the Closing Price (calculated, in the case of the exercise of Rights, on the date on which the Exercise Notice is delivered to the General Partner) multiplied by the Common Stock Amount.

           "Certificate" shall mean the Certificate of Limited Partnership establishing the Partnership, as filed with the office of the California Secretary of State, as it may be amended from time to time in accordance with the terms of this Agreement and the Act.

           "Class B Common Stock" shall mean the Class B Common Stock (par value $.0001 per share) of the General Partner, as described in the Common B Articles Supplementary.

           "Class C Common Stock" shall mean the Class C Common Stock (par value $.0001 per share) of the General Partner, as described in the Common C Articles Supplementary.

           "Closing Price" on any date shall mean the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or, if the Common Stock is not listed or admitted to trading on the New York Stock Exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Common Stock is listed or admitted to trading or, if the Common Stock is not listed or admitted to trading on any national securities exchange, the last quoted price, or if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the National Association of Securities

Dealers, Inc. Automated Quotations System or, if such system is no longer in use, the principal other automated quotations system that may then be in use or, if the Common Stock is not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Common Stock as such person is selected from time to time by the Board of Directors of the General Partner. In the event that the Common Stock Amount includes additional rights that a holder of shares of Common Stock would be entitled to receive and if the value of such additional rights is not included in the Closing Price, then the value of such additional rights shall be determined by the General Partner acting in good faith on the basis of such quotations and other information as it considers in its reasonable judgment appropriate, and such amount shall be added to the Closing Price.

           "Code" shall mean the Internal Revenue Code of 1986, as amended.

           "Common B Articles Supplementary" shall mean those certain Articles Supplementary executed by the General Partner and filed with the Department on May 10, 1995, and pursuant to which the Class B Common Stock was issued.

           "Common B Interest" shall mean the interest in the Partnership received by the General Partner in exchange for the additional Capital Contribution made by the General Partner in connection with the issuance of the Class B Common Stock, which Common B Interest includes the right to receive certain additional rights as set forth in this Agreement.

           "Common C Articles Supplementary" shall mean those certain Articles Supplementary executed by the General Partner and filed with the Department on March 1, 1996, and pursuant to which the Class C Common Stock was issued.

           "Common C Interest" shall mean the interest in the Partnership received by the General Partner in exchange for the additional Capital Contribution made by the General Partner in connection with the issuance of the Class C Common Stock, which Common C Interest includes the right to receive certain additional rights as set forth in this Agreement.

           "Common Stock" shall mean the shares of the common stock, par value $.0001 per share, of the General Partner.

           "Common Stock Amount" shall mean the number of shares of Common Stock equal to the product of the number of Partnership Units offered for conversion by an Exercising Partner, multiplied by the Conversion Factor; provided, however, that in the event the General Partner issues to all holders of Common Stock rights, options, warrants or convertible or exchangeable securities entitling the shareholders to subscribe for or purchase additional Common Stock, or any other securities or property of the General Partner, the value of which is not included in the first sentence of the definition of Closing Price of the shares of Common Stock (collectively, "additional rights"), then the Common Stock Amount shall also include such additional rights that a holder of that number of shares of Common Stock would be entitled to receive.

           "Completion of the Offering" shall mean the closing of the sale of Common Stock in the initial public offering of the General Partner, which occurred on November 18, 1993.

           "Consent of the Limited Partners" means the written consent of a Majority-In-Interest of the Limited Partners, which consent shall be obtained prior to the taking of any action for which it is required by this Agreement and may be given or withheld by a Majority-In-Interest of the Limited Partners, unless otherwise expressly provided herein, in their sole and absolute discretion.

           "Contributed Property" shall have the meaning set forth in the definition of "Gross Asset Value."

           "Contribution Date" shall have the meaning set forth in Section 4.3(a) hereof.

           "Control" shall mean the ability, whether by the direct or indirect ownership of shares or other equity interests, by contract or otherwise, to elect a majority of the directors of a corporation, to select the managing partner of a partnership, or otherwise to select, or have the power to remove and then select, a majority of those persons exercising governing authority over an Entity. In the case of a limited partnership, the sole general partner, all of the general partners to the extent each has equal management control and authority, or the managing general partner or managing general partners thereof shall be deemed to have control of such partnership and, in the case of a trust, any trustee thereof or any Person having the right to select any such trustee shall be deemed to have control of such trust.

           "Controlled Entity" shall mean, with respect to any Limited Partner or Person, any Entity which directly or indirectly Controls, is Controlled by, or is under common Control with, such Limited Partner or Person.

           "Conversion Component" shall have the meaning set forth in attached Exhibit C.

           "Conversion Factor" shall mean 1.0, provided that in the event that the General Partner (i) pays a dividend on its outstanding shares of Common Stock in shares of Common Stock or makes a distribution to all holders of its outstanding Common Stock in shares of Common Stock, (ii) subdivides its outstanding shares of Common Stock, or (iii) combines its outstanding shares of Common Stock into a smaller number of shares of Common Stock, the Conversion Factor shall be adjusted by multiplying the Conversion Factor by a fraction, the numerator of which shall be the number of shares of Common Stock issued and outstanding on the record date for such dividend, distribution, subdivision or combination (assuming for such purposes that such dividend, distribution, subdivision or combination occurred as of such time), and the denominator of which shall be the actual number of shares of Common Stock (determined without the above assumption) issued and outstanding on the record date for such dividend, distribution, subdivision or combination. Any adjustment to the Conversion Factor shall become effective immediately after the record date for such event in the case of a dividend or distribution or the effective date in the case of a subdivision or combination.

           "Current Per Share Market Price" on any date shall mean the average of the Closing Price for the five consecutive Trading Days ending on such date.

           "Demand Notice" shall have the meaning set forth in Section 12.2 hereof.

           "Department" shall mean the Maryland State Department of Assessments and Taxation.

           "Depreciation" shall mean, with respect to any asset of the Partnership for any fiscal year or other period, the depreciation, depletion or amortization, as the case may be, allowed or allowable for Federal income tax purposes in respect of such asset for such fiscal year or other period; provided, however, that if there is a difference between the Gross Asset Value and the adjusted tax basis of such asset, Depreciation shall mean "book depreciation, depletion or amortization" as determined under Section 1.704-1(b)(2)(iv)(g)(3) of the Regulations.

           "Development Project" shall mean any vacant land intended for development for retail, industrial, office, research and development, or warehouse and distribution uses; provided, however, the term Development Project shall not include the Acquisition Projects, the Excluded Properties and the Land Holdings, except that so long as any Limited Partner that is a Senior Officer of the General Partner owns a beneficial interest in a Land Holding, the term Development Project shall include such Land Holding.

           "Entity" shall mean any general partnership, limited partnership, corporation, limited liability company, joint venture, trust, business trust, cooperative, association or other business association or entity.

           "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time (or any corresponding provisions of succeeding laws).

           "Exercise Notice" shall have the meaning set forth in attached Exhibit C.

           "Excluded Properties" shall mean those certain real properties listed on attached Exhibit E.

           "Existing Property Manager" shall mean Spieker Northwest, Inc., a California corporation.

           "General Partner" shall mean Spieker Properties, Inc., a Maryland corporation, its duly admitted successors and assigns and any other Person who is a general partner of the Partnership at the time of reference thereto. As of the date of this Agreement, Spieker Properties, Inc. is the only General Partner of the Partnership.

           "Gross Asset Value" shall mean, with respect to any asset of the Partnership, such asset's adjusted basis for Federal income tax purposes, except as follows:

           (a) the initial Gross Asset Value of (i) the assets contributed by each Limited Partner to the Partnership prior to the date hereof is the gross fair market value of such contributed assets as indicated in the books and records of the Partnership as of the date hereof and (ii) in the case of any other asset hereafter contributed by a Partner, other than money ("Contributed Property"), the gross fair market value of such Contributed Property as reasonably determined by the General Partner using such reasonable method of valuation as the General Partner may adopt; provided, however, that the gross fair market value of any Contributed Property contributed by the General Partner shall be the Acquisition Cost of such Contributed Property;

           (b) if the General Partner reasonably determines that an adjustment is necessary or appropriate to reflect the relative economic interests of the Partners, the Gross Asset Values of all Partnership assets shall be adjusted to equal their respective gross fair market values, as reasonably determined by the General Partner, as of the following times:

                 (i) a Capital Contribution (other than a de minimis Capital Contribution) to the Partnership by a new or existing Limited Partner as consideration for Partnership Units;

                 (ii) the distribution by the Partnership to a Partner of more than a de minimis amount of Partnership property as consideration for the redemption of Partnership Units; and

                (iii) the liquidation of the Partnership within the meaning of
Section 1.704-1(b)(2)(ii)(g) of the Regulations;

           (c) the Gross Asset Values of Partnership assets distributed to any Partner shall be the gross fair market values of such assets (taking Section 7701(g) of the Code into account) as reasonably determined by the General Partner as of the date of distribution; and

           (d) the Gross Asset Values of Partnership assets shall be increased (or decreased) to reflect any adjustments to the adjusted basis of such assets pursuant to Section 734(b) or 743(b) of the Code, but only to the extent that such adjustments are taken into account in determining Capital Accounts pursuant to Section 1.704-1(b)(2)(iv)(m) of the Regulations (see attached Exhibit B); provided, however, that Gross Asset Values shall not be adjusted pursuant to this paragraph to the extent that the General Partner reasonably determines that an adjustment pursuant to paragraph (b) above is necessary or appropriate in connection with a transaction that would otherwise result in an adjustment pursuant to this paragraph (d).

At all times, Gross Asset Values shall be adjusted by any Depreciation taken into account with respect to the Partnership's assets for purposes of computing Net Income and Net Loss. Any adjustment to the Gross Asset Values of Partnership property shall require an adjustment to the Partners' Capital Accounts; as for the manner in which such adjustments are allocated to the Capital Accounts, see paragraph (c) of the definition of Net Income and Net Loss in the case of adjustment by Depreciation, and paragraph (d) of said definition in all other cases.

           "Guaranty Agreement" shall mean that certain Guaranty Agreement dated as of even date herewith, by and among the Partnership, the General Partner and certain of the Limited Partners, as such may be amended, supplemented, modified or restated from time to time.

           "Hart-Scott Act" shall mean the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

           "Immediate Family" shall mean, with respect to any Person, such Person's spouse, parents, parents-in-law, descendants, nephews, nieces, brothers, sisters, brothers-in-law, sisters-in-law and children-in-law.

           "Initial Offering Expenses" shall mean (i) costs and expenses incurred prior to, at or substantially concurrent with the Completion of the Offering relating to the formation of the General Partner, including taxes, fees and assessments associated therewith, and (ii) costs and expenses incurred prior to, at or substantially concurrent with the Completion of the Offering relating to any offer or registration of securities by the General Partner and all statements, reports, fees and expenses incidental thereto, including underwriting discounts and selling commissions applicable to any such offer of securities.

           "Investment Entity" shall have the meaning set forth in Section 7.5 hereof.

           "Land Holding Agreements" means those certain Land Holding Agreements dated as of November 18, 1993, by and among the Partnership, the General Partner, the Existing Property Manager, and certain Persons that are Affiliates of certain of the Limited Partners, relating to the Land Holdings.

           "Land Holdings" shall mean those certain real properties listed on attached Exhibit D (or the ownership interest therein).

           "Lien" shall mean any liens, security interests, mortgages, deeds of trust, charges, claims, encumbrances, pledges, options, rights of first offer or first refusal and any other rights or interests of others of any kind or nature, actual or contingent, or other similar encumbrances of any nature whatsoever.

           "Limited Partners" shall mean those Persons listed under the heading "Limited Partners" on Exhibit A hereto in their respective capacities as limited partners of the Partnership, their permitted successors or assigns as a limited partner hereof, or any Person who, at the time of reference thereto, is a limited partner of the Partnership.

           "Liquidating Trustee" shall mean such Person as is selected as the Liquidating Trustee hereunder by the General Partner, which Person may include an Affiliate of the General Partner, provided such Liquidating Trustee agrees in writing to be bound by the terms of this Agreement. The Liquidating Trustee shall be empowered to give and receive notices, reports and payments in connection with the dissolution, liquidation and/or winding-up of the Partnership and shall hold and exercise such other rights and powers as are necessary or required to permit all parties to deal with the Liquidating Trustee in connection with the dissolution, liquidation and/or winding-up of the Partnership.

           "Majority-In-Interest of the Limited Partners" shall mean Limited Partner(s) who hold in the aggregate more than fifty percent (50%) of the Percentage Interests then allocable to and held by the Limited Partners, as a class.

           "Merit Plan" shall mean that certain Agreement and Merit Plan of Spieker Properties, L.P. Limited Partners entered into as of November 18, 1993 by certain of the Limited Partners, as such may be amended from time to time.

           "Minimum Gain Attributable to Partner Nonrecourse Debt" shall mean "partner nonrecourse debt minimum gain" as determined in accordance with Regulation Section 1.704-2(i)(2).

           "Net Financing Proceeds" shall mean the cash proceeds received by the Partnership in connection with any borrowing or refinancing of borrowing by or on behalf of the Partnership (whether or not secured), after deduction of all costs and expenses incurred by the Partnership in connection with such borrowing, and after deduction of that portion of such proceeds used to repay any other indebtedness of the Partnership, or any interest or premium thereon.

           "Net Income or Net Loss" shall mean, for each fiscal year or other applicable period, an amount equal to the Partnership's net income or loss for such year or period as determined for federal income tax purposes by the Accountants, determined in accordance with Section 703(a) of the Code (for this purpose, all items of income, gain, loss or deduction required to be stated separately pursuant to Section 703(a) of the Code shall be included in taxable income or loss), with the following adjustments: (a) by including as an item of gross income any tax-exempt income received by the Partnership; (b) by treating as a deductible expense any expenditure of the Partnership described in Section 705(a)(2)(B) of the Code (including amounts paid or incurred to organize the Partnership (unless an election is made pursuant to Code Section 709(b)) or to promote the sale of interests in the Partnership and by treating deductions for any losses incurred in connection with the sale or exchange of Partnership property disallowed pursuant to Section 267(a)(1) or Section 707(b) of the Code as expenditures described in Section 705(a)(2)(B) of the Code); (c) in lieu of depreciation, depletion, amortization, and other recovery deductions taken into account in computing total income or loss, there shall be taken into account Depreciation; (d) gain or loss resulting from any disposition of Partnership property with respect to which gain or loss is recognized for Federal income tax purposes shall be computed by reference to the Gross Asset Value of such property rather than its adjusted tax basis; and (e) in the event of an adjustment of the Gross Asset Value of any Partnership asset which requires that the Capital Accounts of the Partnership be adjusted pursuant to Regulation
Section 1.704-1(b)(2)(v)(e), (f) and (m), the amount of such adjustment is to be taken into account as additional Net Income or Net Loss pursuant to attached Exhibit E.

           "Net Operating Cash Flow" shall mean, with respect to any fiscal period of the Partnership, the excess, if any, of "Receipts" over "Expenditures." For purposes hereof, the term "Receipts" means the sum of all cash receipts of the Partnership from all sources for such period, including Net Sale Proceeds and Net Financing Proceeds but excluding Capital Contributions, and any amounts held as reserves as of the last day of such period which the General Partner reasonably deems to be in excess of necessary reserves as determined below. The term "Expenditures" means the sum of (a) all cash expenses of the Partnership for such period, (b) the amount of all payments of principal and interest on account of any indebtedness of the Partnership including payments of principal and interest on account of General Partner Loans, or amounts due on such indebtedness during such period, and (c) such additional cash reserves as of the last day of such period as the General Partner deems necessary for any capital or operating expenditure permitted hereunder.

           "Net Sale Proceeds" means the cash proceeds received by the Partnership in connection with a sale of any asset by or on behalf of the Partnership after deduction of any costs or expenses incurred by the Partnership, or payable specifically out of the proceeds of such sale (including, without limitation, any repayment of any indebtedness required to be repaid as a result of such sale or which the General Partner elects to repay out of the proceeds of such sale, together with accrued interest and premium, if any, thereon and any sales commissions or other costs and expenses due and payable to any Person in connection with a sale, including to a Partner or its Affiliates).

           "New Securities" shall have the meaning set forth in Section 4.3(c).

           "Nonrecourse Deductions" shall have the meaning set forth in Sections 1.704-2(b)(1) and (c) of the Regulations.

           "Nonrecourse Liabilities" shall have the meaning set forth in Section 1.704-2(b)(3) of the Regulations.

           "Offered Interests" shall have the meaning set forth in attached Exhibit C.

           "Option" means an option to purchase Common Stock granted under the Stock Incentive Plan.

           "Ownership Limit" shall have the meaning set forth in attached Exhibit C.

           "Partner Nonrecourse Deductions" shall have the meaning set forth in
Section 1.704-2(i)(2) of the Regulations.

           "Partners" shall mean the General Partner and the Limited Partners, their duly admitted successors or assigns or any Person who is a partner of the Partnership at the time of reference thereto.

           "Partnership" shall mean the limited partnership formed pursuant to the Original Agreement and hereby constituted, as such limited partnership may from time to time be constituted.

           "Partnership Interest" shall mean the ownership interest of a Partner in the Partnership from time to time, including each Partner's Percentage Interest and such Partner's Capital Account. Wherever in this Agreement reference is made to a particular Partner's Partnership

Interest, it shall be deemed to refer to such Partner's Percentage Interest and shall include the proportionate amount of such Partner's other interests in the Partnership which are attributable to or based upon the Partner's Partnership Interest. A Partnership Interest may be expressed as a number of Partnership Units.

           "Partnership Minimum Gain" shall have the meaning set forth in
Section 1.704-2(b)(2) of the Regulations.

           "Partnership Unit" shall mean a fractional undivided share of the Partnership Interests of all Partners issued pursuant hereto. As of the date of this Agreement, there shall be considered to be ___________ Partnership Units validly issued and outstanding. The allocation of Partnership Units to each Partner as of the date hereof is as set forth opposite its name on the attached Exhibit A.

           "Percentage Interest" shall mean, with respect to any Partner, the undivided percentage ownership interest of such Partner in the Partnership, as determined by dividing the number of Partnership Units owned by such Partner by the total number of Partnership Units then outstanding.

           "Person" shall mean any individual or Entity.

           "Property" or "Properties" shall mean any real property in which the Partnership, directly or indirectly, acquires ownership of a fee, mortgage or leasehold interest.

           "Qualified Individual" shall have the meaning set forth in Section
12.2 hereof.

           "Regulations" shall mean the final, temporary or proposed income tax regulations promulgated under the Code, as such regulations may be amended from time to time (including corresponding provisions of succeeding regulations).

           "Regulatory Allocations" shall have the meaning set forth in attached Exhibit B.

           "Reimbursement Agreement" shall have the meaning set forth in the Guaranty Agreement.

           "REIT" shall mean a real estate investment trust as defined in
Section 856 of the Code.

           "REIT Expenses" shall mean (i) costs and expenses incurred subsequent to the Completion of the Offering relating to the formation and continuity of existence of the General Partner and its subsidiaries (which subsidiaries shall, for purposes of this definition, be included within the definition of General Partner), including taxes, fees and assessments associated therewith, and any and all costs, expenses or fees payable to any director or trustee of the General Partner or such subsidiaries, (ii) costs and expenses associated with the preparation and filing of any periodic reports by the General Partner under federal, state or local laws or regulations, including filings with the SEC,
(iii) costs and expenses associated with compliance by the General Partner with laws, rules and regulations promulgated by any regulatory body, including the SEC, and (iv) all other operating or administrative costs of the General Partner incurred in the ordinary course of its business on behalf of the Partnership.

           "REIT Requirements" shall have the meaning set forth in Section 6.2 hereof.

           "Requesting Party" shall have the meaning set forth in Section 12.2 hereof.

           "Responding Party" shall have the meaning set forth in Section 12.2 hereof.

           "Restricted Period" shall mean, with respect to a Limited Partner, the period of time during which such Limited Partner is a Senior Officer of the General Partner or such longer period specified in an employment agreement between such Limited Partner and the General Partner.

           "Rights" shall have the meaning set forth in Section 11.1 hereof.

           "SEC" shall mean the United States Securities and Exchange
Commission.

           "Section 704(c) Tax Items" shall have the meaning set forth in attached Exhibit E.

           "Securities Act" shall mean the Securities Act of 1933, as amended.

           "Senior Officers" shall mean those certain individuals holding the office of vice president or higher of the General Partner, as well as any other individual designated by the General Partner from time to time as a "Senior Officer."

           "Series A Preferred Articles Supplementary" shall mean those certain Articles Supplementary executed by the General Partner and filed with the Department on May 6, 1994, and pursuant to which the Series A Preferred Stock was issued.

           "Series A Preferred Interest" shall mean the interest in the Partnership received by the General Partner in exchange for the additional Capital Contribution made by the General Partner in connection with the issuance of the Series A Preferred Stock, which Series A Preferred Interest includes the right to receive certain preferential distributions and additional rights as set forth in this Agreement.

           "Series A Preferred Stock" shall mean the Series A Preferred Stock (par value $.0001 per share) of the General Partner as described in the Series A Preferred Articles Supplementary.

           "Series A Redemption Distribution" shall have the meaning set forth in Section 6.2(c) hereof.

           "Series B Cumulative Redeemable Preferred Articles Supplementary" shall mean those certain Articles Supplementary executed by the General Partner and filed with the Department on December 7, 1995, and pursuant to which the Series B Cumulative Redeemable Preferred Stock was issued.

           "Series B Cumulative Redeemable Preferred Interest" shall mean the interest in the Partnership received by the General Partner in exchange for the additional Capital Contribution made by the General Partner in connection with the issuance of the Series B Cumulative Redeemable Preferred Stock, which Series B Cumulative Redeemable Preferred Interest includes the right to receive certain preferential distributions and additional rights as set forth in this Agreement.

           "Series B Cumulative Redeemable Preferred Interest Redemption Distribution" shall have the meaning set forth in Section 6.2(d) hereof.

           "Series B Cumulative Redeemable Preferred Stock" shall mean the Series B Cumulative Redeemable Preferred Stock (par value $.0001 per share) of the General Partner, as described in the Series B Cumulative Redeemable Preferred Articles Supplementary.

           "Series C Cumulative Redeemable Preferred Articles Supplementary" shall mean those certain Articles Supplementary executed by the General Partner and filed with the Department on October 9, 1997, and pursuant to which the Series C Cumulative Redeemable Preferred Stock was issued.

           "Series C Cumulative Redeemable Preferred Interest" shall mean the interest in the Partnership received by the General Partner in exchange for the additional Capital Contribution made by the General Partner in connection with the issuance of the Series C Cumulative Redeemable Preferred Stock, which Series C Cumulative Redeemable Preferred Interest includes the right to receive certain preferential distributions and additional rights as set forth in this Agreement.

           "Series C Cumulative Redeemable Preferred Interest Redemption Distribution" shall have the meaning set forth in Section 6.2(e) hereof.

           "Series C Cumulative Redeemable Preferred Stock" shall mean the Series C Cumulative Redeemable Preferred Stock (par value $.0001 per share) of the General Partner, as described in the Series C Cumulative Redeemable Preferred Articles Supplementary.

           "Stock Incentive Plan" shall mean the Amended and Restated 1993 Stock Incentive Plan of Spieker Properties, L.P., as such may be amended from time to time, along with any other employee or non-employee stock incentive or option plans adopted by the General Partner.

           "Stock Incentive Pool" shall mean the Employee Stock Incentive Pool of Spieker Properties, L.P. dated November 18, 1993, as amended from time to time.

           "Substituted Limited Partner" shall have the meaning set forth in the Act.

           "SWIP" shall mean Spieker Washington Interest Partners, a California general partnership, the sole partners of which shall be the General Partner and the Partnership.

           "Tax Items" shall have the meaning set forth in attached Exhibit B.

           "Third Arbitrator" shall have the meaning set forth in Section 12.2 hereof.

           "Trading Day" shall mean a day on which the principal national securities exchange on which the Common Stock is listed or admitted to trading is open for the transaction of business or, if the Common Stock is not listed or admitted to trading on any national securities exchange, shall mean any day other than a Saturday, a Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

           "Transaction Expenses" shall have the meaning set forth in attached Exhibit C.

           "Transfer" as a noun, shall mean any sale, assignment, conveyance, pledge, hypothecation, gift, encumbrance or other transfer, and, as a verb, shall mean to sell, assign, convey, pledge, hypothecate, give, encumber or otherwise transfer.

     1.2 EXHIBIT, ETC. References to "Exhibit" or to a "Schedule" are, unless otherwise specified, to one of the Exhibits or Schedules attached to this Agreement, and references to an "Article" or a "Section" are, unless otherwise specified, to one of the Articles or Sections of this Agreement. Each Exhibit and Schedule attached hereto and referred to herein is hereby incorporated herein by reference.

                                   ARTICLE II

                                  ORGANIZATION

     2.1 FORMATION. Certain of the Partners have previously formed a limited partnership pursuant to the provisions of the Act, and all other pertinent laws of the State of California, for the purposes and upon the terms and conditions hereinafter set forth. The Partners agree that the rights and liabilities of the Partners shall be as provided in the Act, except as otherwise herein expressly provided. The General Partner executed the Certificate and filed it with the Office of the Secretary of State of the State of California on November 10, 1993. A certified copy of the Certificate shall be filed for record in each county in which the Partnership owns real property or an interest therein to the extent required by applicable law, and the General Partner shall cause such other notice, instrument, document or certificate as may be required by applicable law, and which may be necessary to enable the Partnership to conduct its business and to own the Properties and any other Partnership assets under the Partnership name, to be filed or recorded in all appropriate public offices. The General Partner shall execute and file any amendments to the Certificate required by law.

     2.2 NAME. The business of the Partnership shall be conducted under the name of Spieker Properties, L.P. or such other name as the General Partner may select, and all transactions of the Partnership, to the extent permitted by applicable law, shall be carried on and completed in such name.

     2.3 CHARACTER OF THE BUSINESS. The purpose of the Partnership shall be to acquire, hold, own, develop, redevelop, construct, finance, improve, maintain, operate, manage, sell, lease, transfer, encumber, convey, exchange, and otherwise dispose of or deal with Properties and ownership interests therein (including, without limitation, the beneficial interest in any mortgage or deed of trust secured by a Property); to acquire, hold, own, develop, redevelop, construct, finance, improve, maintain, operate, manage, sell, lease, transfer, encumber, convey, exchange, and otherwise dispose of or deal with real and personal property of all kinds, whether owned by the Partnership or otherwise; to be a partner in and to exercise all of the powers of a partner in other partnerships; to be a member in and to exercise all of the powers of a member in a limited liability company; to be a shareholder in a corporation, including, without limitation, the Existing Property Manager (provided that the Partnership shall not have more than a ten percent (10%) voting interest in the Existing Property Manager or any other corporation structured similarly thereto); and to undertake such other activities as may be necessary, advisable, desirable or convenient to the business of the Partnership, and to engage in such other ancillary activities as shall be necessary or desirable to effectuate the foregoing purposes. The Partnership shall have all powers necessary or desirable to accomplish the purposes enumerated. In connection with the foregoing, but subject to all of the terms, covenants, conditions and limitations contained in this Agreement and any other agreement entered into by the Partnership, the Partnership shall have full power and authority, directly or indirectly, to enter into, perform and carry out contracts of any kind, to borrow money and to issue evidences of indebtedness, whether or not secured by mortgage, deed of trust, pledge or other lien, and, directly or indirectly, to acquire and construct additional Properties.

     2.4 LOCATION OF THE PRINCIPAL PLACE OF BUSINESS. The location of the principal place of business of the Partnership shall be at 2180 Sand Hill Road, Suite 200, Menlo Park, California 94025, or such other location as shall be selected from time to time by the General Partner in its sole discretion.

     2.5 AGENT FOR SERVICE OF PROCESS. The Partnership has heretofore appointed Sara H. Reynolds, whose address is 2180 Sand Hill Road, Suite 200, Menlo Park, California 94025, as its agent for service of process, and Sara H. Reynolds shall continue to be the Partnership's agent for service of process. Such agent may be changed from time to time by the General Partner in its sole discretion by filing an amendment to the Certificate.

     2.6 CERTIFICATES OF OWNERSHIP. Each Partner's ownership interest in the Partnership shall be evidenced by one or more registered certificates of ownership, which certificates shall be executed by the General Partner. Such certificates shall contain a legend evidencing the restrictions on transfer of the Partnership Units, which legend shall be substantially similar to the legend contained on the cover page of this Agreement. It is not a condition to the valid issuance of any ownership interest, Partnership Interest or Partnership Unit that a certificate of ownership be executed and delivered to a Partner.

                                  ARTICLE III

                                      TERM

     3.1 COMMENCEMENT. The Partnership commenced business as a limited partnership upon the filing of the Certificate of Limited Partnership with the Secretary of State of the State of California on November 10, 1993.

     3.2 DISSOLUTION. The Partnership shall continue until dissolved upon the occurrence of the earliest of the following events:

           (a) The dissolution, termination, retirement or Bankruptcy of the General Partner unless the Partnership is continued as provided in Section 9.1 hereof;

           (b) The election to dissolve the Partnership made in writing by the General Partner with the Consent of the Limited Partners;

           (c) The sale or other disposition of all or substantially all the assets of the Partnership unless the General Partner in its sole and absolute discretion elects to continue the Partnership business for the purpose of the receipt and the collection of indebtedness or the collection of any other consideration to be received in exchange for the assets of the Partnership (which activities shall be deemed to be part of the winding up of the affairs of the Partnership);

           (d)   Dissolution required by operation of law; or

           (e) December 31, 2053.

                                   ARTICLE IV

                            CONTRIBUTIONS TO CAPITAL

     4.1 GENERAL PARTNER CAPITAL CONTRIBUTION. Prior to the date hereof, the General Partner has made certain Capital Contributions to the Partnership as described in the books and records of the Partnership as of the date hereof.

     4.2 LIMITED PARTNER CAPITAL CONTRIBUTIONS. Prior to the date hereof, the Limited Partners have made certain Capital Contributions to the Partnership as described in the books and records of the Partnership as of the date hereof.

     4.3 ISSUANCES OF ADDITIONAL PARTNERSHIP UNITS.

           (a) Without the consent of any Limited Partner, but subject to the terms of Section 9.3 below, the General Partner may from time to time cause the Partnership to issue to the Partners (including the General Partner) or other Persons additional Partnership Units ("Additional Units") or other Partnership Interests in one or more classes, or one or more series of any of such classes, with such designations, preferences and relative, participating, optional or other special rights, powers and duties, including, without limitation, rights, powers and duties senior to the Limited Partner's Partnership Interests, and, if necessary, admit any such other Person as an additional Limited Partner ("Additional Limited Partner") (in accordance with Section 4.7 hereof), in exchange for the Capital Contribution by such Partner or Person of cash and/or property. Without limiting the provisions of this Article IV, the General Partner is expressly authorized to cause the Partnership to issue Additional Units for less than fair market value. In the event that Additional Units are issued by the Partnership pursuant to this Section 4.3(a):

                 (i) the Percentage Interest of the Person to whom the Additional Units are being issued shall be equal to a fraction, the numerator of which is equal to the number of Partnership Units issued to such Person as of the date of contribution to the Partnership (the "Contribution Date") and the denominator of which is equal to the total number of issued and outstanding Partnership Units on the Contribution Date (including the Partnership Units issued to such Person); and

                 (ii) the Percentage Interests of each Partner other than the Person to whom Additional Units are being issued shall be adjusted, as of the Contribution Date, such that the Percentage Interest of each such Partner shall be equal to a fraction, the numerator of which is equal to the number of Partnership Units owned by such Partner and the denominator of which is the total number of Partnership Units specified in the denominator of the fraction described in subparagraph (i) of this Section 4.3(a).

The General Partner shall have the right and shall possess the authority to amend this Agreement without the consent of any Limited Partner to evidence any action taken pursuant to this Section 4.3(a).

           (b) The General Partner may not cause the Partnership to issue Additional Units or other Partnership Interests to itself unless either:

                      (i)(A) the Additional Units or additional Partnership Interests are issued in connection with an issuance of shares of the General Partner (including shares of Common Stock issued by the General Partner to the Partnership to satisfy the Partnership's redemption obligations under Article XI hereof), which shares have designations, preferences and other rights, all such that the economic interests are substantially similar to the designations, preferences and other rights of the Additional Units or additional Partnership Interests issued to the General Partner in accordance with Section 4.3(a) hereof, and (B) except for shares of Common Stock issued by the General Partner to the Partnership to satisfy the Partnership's redemption obligation under Article XI hereof, the General Partner shall make a Capital Contribution to the Partnership in an amount equal to the net proceeds raised in connection with the issuance of such shares of the General Partner; or

                      (ii) the Additional Units or additional Partnership Interests are issued to all Partners pro rata in accordance with their respective Percentage Interests.

           (c) After the date hereof, the General Partner shall not issue any additional shares of Common Stock (other than shares of Common Stock issued pursuant to Article XI hereof), rights, options, warrants or convertible or exchangeable securities containing the right to subscribe for or purchase shares of Common Stock (collectively, "New Securities") other than to all holders of the shares of Common Stock unless (i) the General Partner shall cause the Partnership to issue to the General Partner Partnership Interests or rights, options, warrants or convertible or exchangeable securities of the Partnership having designations, preferences and other rights, all such that the economic interests are substantially similar to those of the New Securities, and (ii) the General Partner contributes the proceeds, if any (subject to actual or deemed reimbursement of any expenses, including underwriting discount commission or fees by the Partnership to the General Partner pursuant to Section 7.1 hereof) from the issuance of such New Securities and from the exercise of rights contained in such New Securities to the Partnership. Without limiting the foregoing, the General Partner is expressly authorized to issue New Securities for less than fair market value (so long as the General Partner concludes in good faith that such issuance is in the best interests of the Partnership) and to cause the Partnership to issue to the General Partner corresponding Partnership Interests.

     4.4 CONTRIBUTION OF PROCEEDS OF ISSUANCE OF SHARES OF COMMON STOCK. In connection with the issuance of shares of Common Stock pursuant to Section 4.3 hereof, the General Partner shall make a Capital Contribution to the Partnership of the proceeds raised in connection with such issuance, provided that if the proceeds actually received by the General Partner are less than the gross proceeds of such issuance as a result of any underwriter's discount, commission or fee or other expenses paid or incurred in connection with such issuance, then the General Partner shall be deemed to have made a Capital Contribution to the Partnership in the amount of the gross proceeds of such issuance and the Partnership shall be deemed simultaneously to have reimbursed the General Partner pursuant to Section 7.1 hereof for the amount of such underwriter's discount, commission or fee or other expenses. A redemption of a Partnership Unit, whether by the Partnership or the General Partner, shall not constitute an issuance of shares of Common Stock for purposes of this Section 4.4.

     4.5 OPTIONS. If at any time or from time to time Options granted in connection with any Stock Incentive Plan are exercised in accordance with the terms of the Stock Incentive Plan or Common Stock is issued pursuant to any stock purchase plan, dividend reinvestment plan or similar plan adopted by the General Partner (as the case may be):

           (a) the General Partner shall, as soon as practicable after such exercise, contribute to the capital of the Partnership an amount equal to the exercise price paid to the General Partner by such exercising party in connection with the exercise of the Option or the purchase price of the Common Stock issued pursuant to such stock purchase, dividend reinvestment or similar plan;

           (b) the General Partner shall be issued Additional Units equal to the number of shares of Common Stock delivered by the General Partner to such exercising party or purchaser;

           (c) the General Partner shall be deemed to have made an additional Capital Contribution to the Partnership equal to the Current Per Share Market Price (as of the Trading Date immediately preceding the date on which the purchase of the Common Stock by such exercising party is consummated) multiplied by the number of shares of Common Stock delivered by the General Partner to such exercising party or purchaser; and

           (d) the Percentage Interests of the Partners shall be adjusted in the manner set forth in Section 4.3(a) above.

     4.6 LAND HOLDING AGREEMENTS. If at any time or from time to time shares of Common Stock are issued to the owner of a Land Holding in accordance with the terms of the Land Holding Agreements, (i) the General Partner shall be issued Additional Units equal to the number of shares of Common Stock issued, (ii) the General Partner shall be deemed to have made an additional Capital Contribution to the Partnership equal to the Current Per Share Market Price (as of the Trading Date immediately preceding the date on which such shares are issued) multiplied by the number of shares of Common Stock delivered by the General Partner to such owner and (iii) the Percentage Interests of the Partners shall be adjusted in the manner set forth in Section 4.3(a) above.

     4.7       ADMISSION OF ADDITIONAL LIMITED PARTNERS.

           (a) After the date hereof, a Person who makes a Capital Contribution to the Partnership in accordance with this Agreement shall be admitted to the Partnership as an Additional Limited Partner only upon furnishing to the General Partner (i) a written agreement in form satisfactory to the General Partner accepting all of the terms and conditions of this Agreement and (ii) such other documents or instruments as may be required in the discretion of the General Partner in order to effect such Person's admission as an Additional Limited Partner.

           (b) No Person shall be admitted as an Additional Limited Partner without the consent of the General Partner, which consent may be given or withheld in the General Partner's sole and absolute discretion and for any or no reason whatsoever. The admission of any Person as an Additional Limited Partner shall become effective on the date upon which the name of such Person is recorded on the books and records of the Partnership, following the consent of the General Partner to such admission.

           (c) If an Additional Limited Partner is admitted to the Partnership on any day other than the first day of a Fiscal Year, then Net Income, Net Loss, each item thereof and all other items allocable among Partners and Assignees for such Fiscal Year shall be allocated among such Additional Limited Partner and all other Partners and Assignees by taking into account their varying interests during the Fiscal Year in accordance with Section 706(d) of the Code, using the interim closing of the books method. Solely for purposes of making such allocations, each of such items for the calendar month in which an admission of any Additional Limited Partner occurs shall be allocated among all Partners and Assignees including such Additional Limited Partner.

           (d) The General Partner, acting alone, shall be authorized on behalf of each of the Partners to amend this Agreement to reflect the admission of any Additional Limited Partner or any increase in the Percentage Interests of any Partner and the corresponding reduction of the Percentage Interests of the other Partners in accordance with the provisions of Section 4.3 and this Section 4.7. Notwithstanding anything contained herein to the contrary, an Additional Limited Partner that acquires Additional Units pursuant to Section 4.3 and this Section
4.7 shall not acquire any interest in, and may not exercise or otherwise participate in, any Rights pursuant to Article XI and attached Exhibit C, unless the General Partner approves in writing the acquisition of Rights by such Additional Limited Partner prior to or contemporaneous with the admission of such Additional Limited Partner to the Partnership.

     4.8 NO THIRD PARTY BENEFICIARY. No creditor or other third party having dealings with the Partnership shall have the right to enforce the right or obligation of any Partner to make Capital Contributions or to pursue any other right or remedy hereunder or at law or in equity, it being understood and agreed that the provisions of this Agreement shall be solely for the benefit of, and may be enforced solely by, the Partners and their respective successors and assigns. None of the rights or obligations of the Partners herein set forth to make Capital Contributions to the Partnership shall be deemed an asset of the Partnership for any purpose by any creditor or other third party, nor may such rights or obligations be sold, transferred or assigned by the Partnership or pledged or encumbered by the Partnership to secure any debt or other obligation of the Partnership or of any of the Partners.

     4.9 NO INTEREST; NO RETURN. No Partner shall be entitled to interest on its Capital Contribution or on such Partner's Capital Account. Except as provided herein or by law, no Partner shall have any right to demand or receive the return of its Capital Contribution from the Partnership.

     4.10 ADJUSTMENT UPON CONVERSION OF PREFERRED STOCK. Upon the conversion of any shares of Series A Preferred Stock to Common Stock, the Percentage Interests of the Partners shall be adjusted in accordance with the provisions of Section 4.3(a) of this Agreement as if, on the date of such conversion, the General Partner had been issued Additional Units equal in number to the number of shares of Common Stock issued as a result of such conversion. In no event, however, shall there be any adjustment of the Partners' Percentage Interests upon the conversion of the Class B Common Stock or the Class C Common Stock into Common Stock.

     4.11 GUARANTY AGREEMENT. Each of the Partners acknowledges that certain of the Limited Partners may make certain payments to the Partnership or the General Partner pursuant to the terms of the Guaranty Agreement and/or one or more of the Reimbursement Agreements, which payments shall be treated as Capital Contributions hereunder, provided, however, in no event shall any Limited Partner be entitled to the issuance of any Additional Units as a result of any such payment made by such Limited Partner pursuant to the Guaranty Agreement or any of the Reimbursement Agreements, nor shall the Percentage Interests of the Partners be adjusted as a result thereof.

                                   ARTICLE V

                                    PARTNERS

     5.1 PARTNERS. Exhibit A attached hereto sets forth the names of the Partners of the Partnership as of the date hereof. A Partner may be both a General Partner and a Limited Partner hereunder.

     5.2 DESIGNATION OF ADDITIONAL UNITS. With respect to all Additional Units issued to the General Partner hereunder, the General Partner shall have the right to designate which of such Additional Units shall be held by the General Partner in its capacity as a "General Partner" hereunder and which of such Additional Units shall be held by the General Partner in its capacity as a "Limited Partner" hereunder, provided that the General Partner shall at all times hold in its capacity as a "General Partner" hereunder such amount of Partnership Units as is not less than one percent (1%) of the total number of Partnership Units outstanding hereunder.

                                   ARTICLE VI

                ALLOCATIONS AND OTHER TAX AND ACCOUNTING MATTERS

     6.1 ALLOCATIONS. Net Income, Net Loss and/or other Partnership items shall be allocated pursuant to the provisions of attached Exhibit B.

     6.2 DISTRIBUTIONS. The General Partner shall cause the Partnership to distribute all or a portion of Net Operating Cash Flow to the Partners from time to time as determined by the General Partner, but in any event not less frequently than quarterly in such amounts as the General Partner shall determine; provided, however, that notwithstanding the foregoing, the General Partner shall use its best efforts to cause the Partnership to distribute sufficient amounts to enable the General Partner to pay shareholder dividends that will (1) satisfy the requirements for qualifying as a REIT under the Code and Regulations ("REIT Requirements"), and (2) avoid any federal income or excise tax liability of the General Partner; and provided further, that all such distributions shall be made in accordance with the provisions of this Section 6.2.

           (a) Distributions shall be made in accordance with the following order of priority:

                 (i) First, to the General Partner, on account of the Series A Preferred Interest, the Series B Cumulative Redeemable Preferred Interest and the Series C Cumulative Redeemable Preferred Interest on a pro rata basis, until the total amount of distributions made pursuant to this subparagraph (i) equals the total amount of accrued but unpaid dividends (if any) on the Series A Preferred Stock, the Series B Cumulative Redeemable Preferred Stock and the Series C Cumulative Redeemable Preferred Stock as of the date of such distribution;

                 (ii) Second, to the General Partner, on account of the Common B Interest and the Common C Interest, an amount equal to the sum of (x) $0.0625 per annum multiplied by the number of shares issued and outstanding of Class B Common Stock, plus (y) $0.05 per annum multiplied by the number of shares issued and outstanding of Class C Common Stock, prorated on a daily basis over each calendar year, and adjusted, as appropriate, to reflect any variance in the number of such shares issued and outstanding from time to time; and

                 (iii) Next, to the Partners, pro rata in accordance with the Partners' then Percentage Interests.

Neither the Partnership nor the Limited Partners shall have any obligation to see that any funds distributed to the General Partner pursuant to subparagraph
(a)(i) of this Section 6.2 are in turn used by the General Partner to pay dividends on the Series A Preferred Stock, the Series B Cumulative Redeemable Preferred Stock or the Series C Cumulative Redeemable Preferred Stock or that any funds distributed to the General Partner pursuant to subparagraph (a)(ii) of this Section 6.2 are in turn used by the General Partner to pay dividends on the Class B Common Stock or the Class C Common Stock.

           (b) If, pursuant to a Limited Partner's exercise of Rights in accordance with the provisions of Article XI hereof, the General Partner elects to pay all or a portion of the consideration for the Offered Interest in the form of the Cash Amount, the General Partner shall cause the Partnership to distribute to the Partners such portion of Net Operating Cash Flow as the General Partner shall reasonably determine to be prudent under the circumstances, which distribution shall be made prior to the closing of the purchase and sale of the Offered Interest specified in such Exercise Notice, and which distribution shall be made in accordance with subparagraph (a) of this
Section 6.2; provided, however, the General Partner shall have the right in its sole discretion to delay the actual distribution of Net Operating Cash Flow to the Partners required by this Section 6.2(b) until the next scheduled distribution of Net Operating Cash Flow.

           (c) Notwithstanding the foregoing, the General Partner may, in its sole discretion, at any time on or after May 13, 1999, when any Series A Preferred Stock is outstanding, make one ore more special distributions to itself, alone, on account of the Series A Preferred Interest, for the sole purpose of, and in an amount no greater than such amount as will be used by the General Partner for, redemption of all or any portion of the outstanding Series A Preferred Stock (any such distribution shall be referred to as a "Series A Redemption Distribution"). There shall be no adjustment of the then current Percentage Interests of the Partners on account of any Series A Redemption Distribution.

           (d) Notwithstanding the foregoing, the General Partner may, in its sole discretion, at any time on or after December 11, 2000, when any Series B Cumulative Redeemable Preferred Stock is outstanding, make one or more special distributions to itself, alone, on account of the Series B Cumulative Redeemable Preferred Interest, for the sole purpose of, and in an amount no greater than such amount as will be used by the General Partner for, redemption of all or any portion of the outstanding Series B Cumulative Redeemable Preferred Stock (any such distribution shall be referred to as a "Series B Cumulative Redeemable Preferred Interest Redemption Distribution"). There shall be no adjustment of the then current Percentage Interests of the Partners on account of any Series B Cumulative Redeemable Preferred Interest Redemption Distribution.

           (e) Notwithstanding the foregoing, the General Partner may, in its sole discretion, at any time on or after October 10, 2002, when any Series C Cumulative Redeemable Preferred Stock is outstanding, make one or more special distributions to itself, alone, on account of the Series C Cumulative Redeemable Preferred Interest, for the sole purpose of, and in an amount no greater than such amount as will be used by the General Partner for, redemption of all or any portion of the outstanding Series C Cumulative Redeemable Preferred Stock (any such distribution shall be referred to as a "Series C Cumulative Redeemable Preferred Interest Redemption Distribution"). There shall be no adjustment of the then current Percentage Interests of the Partners on account of any Series C Cumulative Redeemable Preferred Interest Redemption Distribution.

     6.3 BOOKS OF ACCOUNT. At all times during the continuance of the Partnership, the General Partner shall maintain or cause to be maintained full, true, complete and correct books of account in accordance with generally accepted accounting principles wherein shall be entered particulars of all monies, goods or effects belonging to or owing to or by the Partnership, or paid, received, sold or purchased in the course of the Partnership's business, and all of such other transactions, matters and things relating to the business of the Partnership as are usually entered in books of account kept by persons engaged in a business of a like kind and character. In addition, the Partnership shall keep all records as required to be kept pursuant to the Act. The books and records of account shall be kept at the principal office of the Partnership, and each Partner shall at all reasonable times have access to such books and records and the right to inspect the same.

     6.4 AUDITS. Not less frequently than annually, the books and records of the Partnership shall be audited by the Accountants.

     6.5 TAX ELECTIONS AND RETURNS. All elections required or permitted to be made by the Partnership under any applicable tax law shall be made by the General Partner in its sole discretion; provided, however, the General Partner shall, if requested by a transferee, file an election on behalf of the Partnership pursuant to Section 754 of the Code to adjust the basis of the Partnership property in the case of a transfer of a Partnership Interest, including transfers made in connection with the exercise of Rights, made in accordance with the provisions of this Agreement. The General Partner shall be responsible for preparing and filing all federal and state tax returns for the Partnership, together with required Partnership schedules showing allocations of tax items and copies of the tax returns of the Existing Property Manager, SWIP and any other Investment Entities, as well as, to the extent appropriate, all other Entities in which the Partnership or any of the foregoing has an equity interest, all within the period of time prescribed by law (including, to the extent timely elected, any extension periods permitted by law). The General Partner shall cause the Accountants to prepare and file all state and federal tax returns on a timely basis. On or before April 1 of each year, the General Partner shall either cause the Accountants to prepare and deliver to each Limited Partner a Schedule K-1 or deliver written notice to each Limited Partner informing each Limited Partner that the Partnership intends to file a valid filing extension and notifying each Limited Partner of the General Partner's good faith estimate of such Limited Partner's allocable share of Partnership income for the preceding year. If the General Partner files such an extension, then, on or before August 1 of such year, the General Partner shall either cause the Accountants to prepare and deliver to each Limited Partner a Schedule K-1 or deliver written notice to each Limited Partner informing each Limited Partner that the Partnership intends to file a further filing extension. If the General Partner files such a further extension, then, on or before October 1 of such year, the General Partner shall cause the Accountants to prepare and deliver to each Limited Partner a Schedule K-1. The General Partner is expressly authorized to file any filing extensions permitted by law.

     6.6 TAX MATTERS PARTNER. The General Partner has been designated as, and shall continue to be, the tax matters partner within the meaning of Section 6231(a)(7) of the Code for the Partnership.

     6.7 SECTION 6227(a) ADJUSTMENTS. Nothing contained in this Agreement shall be construed to limit the ability of any Partner, including the General Partner, to file an administrative adjustment request on its own behalf pursuant to
Section 6227(a) of the Code.

                                  ARTICLE VII

             RIGHTS, DUTIES AND RESTRICTIONS OF THE GENERAL PARTNER

     7.1 EXPENDITURES BY PARTNERSHIP. The General Partner is authorized to pay compensation for accounting, administrative, legal, technical, management and other services rendered to the Partnership. All of the aforesaid expenditures shall be made on behalf of the Partnership, and the General Partner shall be entitled to reimbursement by the Partnership for any expenditures incurred by it on behalf of the Partnership which shall be made other than out of the funds of the Partnership. The Partnership shall also assume, and pay when due, all Administrative Expenses.

     7.2 POWERS AND DUTIES OF GENERAL PARTNER. The General Partner shall be responsible for the management of the Partnership's business and affairs. Except as otherwise herein expressly provided, and subject to the limitations expressly set forth in Section 7.3 hereof, the General Partner shall have, and shall have full and complete power, authority and discretion to take such action for and on behalf of the Partnership and in its name as the General Partner shall, in its sole and absolute discretion, deem necessary or appropriate to carry out the purposes for which the Partnership was organized. Except as otherwise expressly provided herein, and subject to Section 7.3 hereof, the General Partner shall have the right, power and authority:

           (a) To manage, control, invest, reinvest, acquire by purchase, lease or otherwise, sell, contract to purchase or sell, grant, obtain, or exercise options to purchase, options to sell or conversion rights, assign, transfer, convey, deliver, endorse, exchange, pledge, mortgage, abandon, improve, repair, maintain, insure, lease for any term and otherwise deal with any and all property of whatsoever kind and nature, and wheresoever situated, in furtherance of the purposes of the Partnership;

           (b) To acquire, directly or indirectly, interests in real estate of any kind and of any type, and any and all kinds of interests therein, and to determine the manner in which title thereto is to be held; to manage, insure against loss, protect and subdivide any of the real estate, interests therein or parts thereof; to improve, develop or redevelop any such real estate; to participate in the ownership and development of any property; to dedicate for public use, to vacate any subdivisions or parts thereof, to re-subdivide, to contract to sell, to grant options to purchase or lease, to sell on any terms; to convey, to mortgage, pledge or otherwise encumber said property, or any part thereof; to lease said property of any part thereof from time to time, upon any terms and for any period of time, and to renew or extend leases, to amend, change or modify the terms and provisions or any leases and to grant options to lease and options to renew leases and options to purchase; to partition or to exchange said real property, or any part thereof, for other real or personal property; to grant easements or charges of any kind; to release, convey or assign any right, title or interest in or about or easement appurtenant to said property or any part thereof; to construct and reconstruct, remodel, alter, repair, add to or take from buildings on any real property in which the Partnership owns an interest; to insure any Person having an interest in or responsibility for the care, management or repair of such property; to direct the trustee of any land trust to mortgage, lease, convey or contract to convey the real estate held in such land trust or to execute and deliver deeds, mortgages, notes, and any and all documents pertaining to the property subject to such land trust or in any matter regarding such trust; to execute assignments of all or any part of the beneficial interest in any land trust in which the Partnership owns a beneficial interest;

           (c) To employ, engage or contract with or dismiss from employment or engagement Persons to the extent deemed necessary by the General Partner for the operation and management of the Partnership business, including but not limited to, contractors, subcontractors, engineers, architects, surveyors, mechanics, consultants, accountants, attorneys, insurance brokers, real estate brokers and others;

           (d) To enter into, make, amend, perform and carry out or cancel and rescind, contracts and other obligations, including, without limitation, guarantees and indemnity agreements, for any purpose pertaining to the business of the Partnership, SWIP and any other Investment Entities, the Existing Property Manager, as well as any other Entity in which the Partnership or any of the other foregoing Entities has a direct or indirect ownership interest; and to loan money to, borrow money from and engage in transactions with Affiliates of the Partnership or any other Person;

           (e) To borrow money, procure loans and advances from any Person for Partnership purposes, and to apply for and secure, from any Person, credit or accommodations; to contract liabilities and obligations, direct or contingent and of every kind and nature with or without security; and to repay, discharge, settle, adjust, compromise, or liquidate any such loan, advance, credit, obligation or liability;

           (f) To pledge, hypothecate, mortgage, assign, deposit, deliver, enter into sale and leaseback arrangements or otherwise give as security or as additional or substitute security, or for sale or other disposition any and all Partnership property, tangible or intangible, including, but not limited to, real estate and beneficial interests in land trusts, and to make substitutions thereof, and to receive any proceeds thereof upon the release or surrender thereof; to sign, execute and deliver any and all assignments, deeds and other contracts and instruments in writing; to authorize, give, make, procure, accept and receive moneys, payments, property, notices, demands, vouchers, receipts, releases, compromises and adjustments; to waive notices, demands, protests and authorize and execute waivers of every kind and nature; to enter into, make, execute, deliver and receive written agreements, undertakings and instruments of every kind and nature; to give oral instructions and make oral agreements; and generally to do any and all other acts and things incidental to any of the foregoing or with reference to any dealings or transactions which the General Partner may deem necessary, proper or advisable to affect or accomplish any of the foregoing;

           (g) To acquire and enter into any contract of insurance which the General Partner deems necessary or appropriate for the protection of the Partnership, for the conservation of the Partnership's assets or for any purpose convenient or beneficial to the Partnership;

           (h) To conduct any and all banking transactions on behalf of the Partnership; to adjust and settle checking, savings, and other accounts with such institutions as the General Partner shall deem appropriate; to draw, sign, execute, accept, endorse, guarantee, deliver, receive and pay any checks, drafts, bills of exchange, acceptances, notes, obligations, undertakings and other instruments for or relating to the payment of money in, into, or from any account in the Partnership's name; to execute, procure, consent to and authorize extensions and renewals of any of the foregoing; to make deposits into and withdrawals from the Partnership's bank accounts and to negotiate or discount commercial paper, acceptances, negotiable instruments, bills of exchange and dollar drafts;

           (i) To demand, sue for, receive, and otherwise take steps to collect or recover all debts, rents, proceeds, interest, dividends, goods, chattels, income from property, damages and all other property, to which the Partnership may be entitled or which are or may become due the Partnership from any Person; to commence, prosecute or enforce, or to defend, answer or oppose, contest and abandon all legal proceedings in which the Partnership is or may hereafter be interested; and to settle, compromise or submit to arbitration any accounts, debts, claims, disputes and matters which may arise between the Partnership and any other Person and to grant an extension of time for the payment or satisfaction thereof on any terms, with or without security;

           (j) To make arrangements for financing, including the taking of all action deemed necessary or appropriate by the General Partner to cause any approved loans to be closed;

           (k) To take all reasonable measures necessary to insure compliance by the Partnership with applicable arrangements, and other contractual obligations and arrangements entered into by the Partnership from time to time in accordance with the provisions of this Agreement, including periodic reports as required to be submitted to lenders and using all due diligence to insure that the Partnership is in compliance with its contractual obligations;

           (l)   To maintain the Partnership's books and records;

           (m) To prepare and deliver, or cause to be prepared and delivered by the Partnership's Accountants, all financial and other reports with respect to the operations of the Partnership and all Federal and state tax returns and reports and to make all tax elections and determinations with respect to the Partnership and its assets;

           (n) To act in any state or nation in which the Partnership may lawfully act, for itself or as principal, agent or representative for any Person with respect to any business of the Partnership;

           (o) To become a partner, member or shareholder in, and perform the obligations of a partner, member or shareholder of, any general or limited partnership, or limited liability company or corporation;

           (p) To apply for, register, obtain, purchase or otherwise acquire trademarks, trade names, labels and designs relating to or useful in connection with any business of the Partnership, and to use, exercise, develop and license the use of any of the foregoing; and

           (q) To do all acts which are necessary, customary or appropriate for the protection and preservation of the Partnership's assets, including the establishment of reserves.

Except as otherwise provided herein, to the extent the duties of the General Partner require expenditures of funds to be paid to third parties, the General Partner shall not have any obligations hereunder except to the extent that Partnership funds are reasonably available to it for the performance of such duties, and nothing herein contained shall be deemed to require the General Partner, in its capacity as such, to expend its individual funds for payment to third parties on behalf of the Partnership or to undertake any individual liability or obligation on behalf of the Partnership.

     7.3 CONSENT OF LIMITED PARTNERS. The General Partner shall not, without the prior Consent of the Limited Partners, on behalf of the Partnership, undertake any of the following actions:

           (a) Terminate this Agreement or, except as expressly provided otherwise herein, amend or modify this Agreement.

           (b) Dissolve the Partnership.

Except as specifically provided in this Agreement, including, without limitation, this Section 7.3, the Limited Partners shall have no right to vote on any matter concerning the business and affairs of the Partnership, including, without limitation, any decisions regarding the merger of the Partnership or the sale, exchange, lease, mortgage or pledge or other transfer of, or the granting of a security interest in, all or substantially all of the assets of the Partnership and the incurrence of indebtedness by the Partnership, whether or not in the ordinary course of the Partnership's business.

     7.4 ACTIONS WITH RESPECT TO CERTAIN DOCUMENTS. Notwithstanding the provisions of Section 7.3 hereof to the contrary, whenever the consent, agreement, authorization or approval of the Partnership is required under any agreement to which the Limited Partners and/or their Controlled Entities are parties in interest other than in their capacities as Limited Partners of the Partnership, the Consent of the Limited Partners shall not be required.

     7.5 GENERAL PARTNER PARTICIPATION. The General Partner agrees that it shall not engage in any business other than acting as the general partner of the Partnership and that all business activities of the General Partner, including, without limitation, the incurrence of indebtedness, shall be conducted through the Partnership; provided, however, the foregoing shall not preclude the General Partner from (i) possessing an ownership interest in SWIP or some other Entity (collectively, the "Investment Entities") so long as the Partnership's interest in any Property, partnership, limited liability company or other Entity in which the Investment Entity has an ownership interest is at least 99 times the Investment Entity's interest, (ii) issuing equity securities, the net proceeds of which are contributed to the Partnership, or (iii) guarantying or co-signing an obligation of the Partnership, any Investment Entity or any other Entity in which the Partnership has a direct or indirect equity interest.

     7.6 PROSCRIPTIONS. The General Partner shall not have the authority to:

           (a)   Do any act in contravention of this Agreement; or

           (b) Possess any Partnership property or assign rights in specific Partnership property for other than Partnership purposes.

Nothing herein contained shall impose any obligation on any Person or firm doing business with the Partnership to inquire as to whether or not the General Partner has properly exercised its authority in executing any contract, lease, mortgage, deed or other instrument on behalf of the Partnership, and any such third Person shall be fully protected in relying upon such authority.

     7.7 ADDITIONAL LIMITED PARTNERS. The General Partner shall have the right to admit additional Limited Partners to the Partnership in accordance with the provisions of this Agreement.

     7.8 TITLE HOLDER. To the extent allowable under applicable law, title to all or any part of the Properties of the Partnership may be held in the name of the Partnership or any other Person, the beneficial interest in which shall at all times be vested in the Partnership. Any such title holder shall perform any and all of its respective functions to the extent and upon such terms and conditions as may be determined from time to time by the General Partner, consistent with the business purposes of the Partnership.

     7.9 COMPENSATION OF THE GENERAL PARTNER. The General Partner shall not be entitled to any compensation for services rendered to the Partnership solely in its capacity as General Partner, except with respect to reimbursement for those costs and expenses constituting Administrative Expenses.

     7.10 WAIVER AND INDEMNIFICATION.

           (a) Neither the General Partner nor any Person acting on its behalf, pursuant hereto, shall be liable, responsible or accountable in damages or otherwise to the Partnership or to any Partner for any acts or omissions performed or omitted to be performed by them within the scope of the authority conferred upon the General Partner by this Agreement and the Act, provided that the General Partner's or such other Person's conduct or omission to act was taken in good faith and in the belief that such conduct or omission was in the best interests of the Partnership and, provided further, that the General Partner or such other Person shall not be guilty of fraud, misconduct, bad faith or gross negligence. The Partnership shall, and hereby does, indemnify and hold harmless the General Partner and its Affiliates and any individual acting on their behalf from any loss, damage, claim or liability, including, but not limited to, reasonable attorneys' fees and expenses, incurred by them by reason of any act performed by them in accordance with the standards set forth above or in enforcing the provisions of this indemnity; provided, however, no Partner shall have any personal liability with respect to the foregoing indemnification, any such indemnification to be satisfied solely out of the assets of the Partnership.

           (b) Any Person entitled to indemnification under this Agreement shall be entitled to receive, upon application therefor, the costs reasonably incurred defending any proceeding against such Person; provided, however, that such advances shall be repaid to the Partnership, without interest, if such Person is found by a court of competent jurisdiction upon entry of a final judgment not to be entitled to such indemnification. All rights of the indemnitee hereunder shall survive the dissolution of the Partnership; provided, however, that a claim for indemnification under this Agreement must be made by or on behalf of the Person seeking indemnification prior to the time the Partnership is liquidated hereunder. The indemnification rights contained in this Agreement shall be cumulative of, and in addition to, any and all rights, remedies and recourse to which the person seeking indemnification shall be entitled, whether at law or in equity. Indemnification pursuant to this Agreement shall be made solely and entirely from the assets of the Partnership, and no Partner shall be liable therefor.

     7.11 OPERATION IN ACCORDANCE WITH REIT REQUIREMENTS. The Partners have agreed that it is their intent that the Partnership be operated in a manner that will enable the General Partner to (a) satisfy the REIT Requirements and (b) avoid the imposition of any federal income or excise tax liability. The General Partner shall use its best efforts to cause the Partnership to avoid taking any action that would result in the General Partner ceasing to satisfy the REIT Requirements or would result in the imposition of any federal income or excise tax liability on the General Partner. The determination as to whether the Partnership has operated in the manner prescribed in this Section 7.11 shall be made without regard to any action or inaction of the General Partner with respect to distributions and the timing thereof. Notwithstanding anything to the contrary above, but subject to the other terms and conditions of this Agreement, the General Partner shall have the right in its sole and absolute discretion to determine the manner in which the Partnership shall be operated.

                                  ARTICLE VIII

                     DISSOLUTION, LIQUIDATION AND WINDING-UP

     8.1 ACCOUNTING. In the event of the dissolution, liquidation and winding-up of the Partnership, a proper accounting (which shall be certified) shall be made of the Capital Account of each Partner and of the Net Income or Net Loss of the Partnership from the date of the last previous accounting to the date of dissolution. Financial statements presenting such accounting shall include a report of a certified public accountant selected by the Liquidating Trustee.

     8.2 DISTRIBUTION ON DISSOLUTION. In the event of the dissolution and liquidation of the Partnership for any reason, the assets of the Partnership shall be liquidated for distribution in the following rank and order:

           (a) Payment of creditors of the Partnership (other than Partners) in the order of priority as provided by law;

           (b) Establishment of reserves as provided by the General Partner to provide for contingent liabilities, if any;

           (c) Payment of debts of the Partnership to Partners, if any, in the order of priority provided by law; and

           (d) To the Partners in accordance with the positive balances in their Capital Accounts after giving effect to all contributions, distributions and allocations for all periods, including the period in which such distribution occurs (other than those adjustments made pursuant to this Section 8.2(d) and Section 8.3 hereof).

Whenever the Liquidating Trustee reasonably determines that any reserves established pursuant to paragraph (b) above are in excess of the reasonable requirements of the Partnership, the amount determined to be excess shall be distributed to the Partners in accordance with the above provisions.

     8.3 TIMING REQUIREMENTS. In the event that the Partnership is "liquidated" within the meaning of Section 1.704-1(b)(2)(ii)(g) of the Regulations, any and all distributions to the Partners pursuant to Section 8.2(d) hereof shall be made no later than the later to occur of (i) the last day of the taxable year of the Partnership in which such liquidation occurs or (ii) ninety (90) days after the date of such liquidation.

     8.4 SALE OF PARTNERSHIP ASSETS. In the event of the liquidation of the Partnership in accordance with the terms of this Agreement, the Liquidating Trustee may, with the Consent of the Limited Partners, sell Partnership property if the Liquidating Trustee has in good faith solicited bids from unrelated third parties and obtained independent appraisals before making any such sale; provided, however, all sales, leases, encumbrances or transfers of Partnership assets shall be made by the Liquidating Trustee with the prior Consent of the Limited Partners and solely on an "arm's-length" basis, at the best price and on the best terms and conditions as the General Partner in good faith believes are reasonably available at the time and under the circumstances and on a non-recourse basis to the Limited Partners. The liquidation of the Partnership shall not be deemed finally completed until the Partnership shall have received cash payments in full with respect to obligations such as notes, installment sale contracts or other similar receivables received by the Partnership in connection with the sale of Partnership assets and all obligations of the Partnership have been satisfied or assumed by the General Partner. The Liquidating Trustee shall continue to act to enforce all of the rights of the Partnership pursuant to any such obligations until such obligations are paid in full or otherwise satisfied.

     8.5 DISTRIBUTIONS IN KIND. In the event that it becomes necessary to make a distribution of Partnership property in kind, the General Partner may, with the Consent of the Limited Partners, transfer and convey such property to the distributees as tenants in common, subject to any liabilities attached thereto, so as to vest in the distributees undivided interests in the whole of such property in proportion to their respective rights to share in the proceeds of the sale of such property (other than as a creditor) in accordance with the provisions of Section 8.2 hereof.

     8.6 DOCUMENTATION OF LIQUIDATION. Upon the completion of the dissolution and liquidation of the Partnership, the Partnership shall terminate and the Liquidating Trustee shall have the authority to execute and record any and all documents or instruments required to effect the dissolution, liquidation and termination of the Partnership.

     8.7 LIABILITY OF THE LIQUIDATING TRUSTEE. The Liquidating Trustee shall be indemnified and held harmless by the Partnership from and against any and all claims, demands, liabilities, costs, damages and causes of action of any nature whatsoever arising out of or incidental to the Liquidating Trustee's taking of any action authorized under or within the scope of this Agreement; provided, however, that the Liquidating Trustee shall not be entitled to indemnification, and shall not be held harmless, where the claim, demand, liability, cost, damage or cause of action at issue arose out of:

           (a) A matter entirely unrelated to the Liquidating Trustee's action or conduct pursuant to the provisions of this Agreement; or

           (b) The proven misconduct or negligence of the Liquidating Trustee.

                                   ARTICLE IX

                        TRANSFER OF PARTNERSHIP INTERESTS

     9.1 GENERAL PARTNER TRANSFER. The General Partner shall not withdraw from the Partnership and shall not sell, assign, pledge, encumber or otherwise dispose of all or any portion of its interest in the Partnership without the Consent of the Limited Partners. Upon any Transfer of a Partnership Interest in accordance with the provisions of this Section 9.1, the transferee General Partner shall become vested with the powers and rights of the transferor General Partner, and shall be liable for all obligations and responsible for all duties of the General Partner, once such transferee has executed such instruments as may be necessary to effectuate such admission and to confirm the agreement of such transferee to be bound by all the terms and provisions of this Agreement with respect to the Partnership Interest so acquired. It is a condition to any Transfer otherwise permitted hereunder that the transferee assumes by operation of law or express agreement all of the obligations of the transferor General Partner under this Agreement with respect to such transferred Partnership Interest, and no such Transfer (other than pursuant to a statutory merger or consolidation wherein all obligations and liabilities of the transferor General Partner are assumed by a successor corporation or other Entity by operation of law) shall relieve the transferor General Partner of its obligations under this Agreement without the Consent of the Limited Partners, in their reasonable discretion. In the event the General Partner withdraws from the Partnership, in violation of this Agreement or otherwise, or dissolves, terminates or upon the Bankruptcy of the General Partner, a Majority-In-Interest of the Limited Partners may elect to continue the Partnership business by selecting a substitute general partner.

     9.2 TRANSFERS BY LIMITED PARTNERS.

           (a) Subject to the provisions of Sections 9.2(b) and 9.3 hereof, including, without limitation, compliance with any restrictions or limitations set forth therein, each Limited Partner shall have the right to Transfer, with or without the consent of the General Partner, all or a portion of its Partnership Interest to any Person that is the Immediate Family of such Limited Partner or an Affiliate of such Limited Partner, provided that prior written notice of such proposed transfer is delivered to the General Partner. No other Transfers of a Limited Partner's Partnership Interest may be effected without the consent of the General Partner, which consent may be given, withheld or conditioned in the General Partner's sole and absolute discretion.

           (b) No transfer permitted or consented to under this Section 9.2 (other than pursuant to a statutory merger or consolidation wherein all obligations and liabilities of the transferor Partner are assumed by a successor corporation or other Entity by operation of law) shall relieve the transferor Limited Partner of its obligations under this Agreement without the approval of the General Partner, in its sole and absolute discretion. Upon such permitted or consented to Transfer, the transferee shall be deemed to be an Assignee with respect to such Partnership Interest, but shall not become or be admitted to the Partnership as a Substituted Limited Partner without the consent of the General Partner, which consent may be given or withheld in the General Partner' sole and absolute discretion and for any or no reason whatsoever. An Assignee shall be entitled as a result of such Transfer only to receive the economic benefits of the Partnership Interest to which the transferor Limited Partner would otherwise be entitled, along with such transferor Limited Partner's rights with respect to the Rights (although any transferee of any transferred Partnership Interest shall be subject to any and all ownership limitations contained in the corporate charter of the General Partner as may be amended from time to time which may limit or restrict such transferee's ability to exercise the Conversion Component of the Rights), and such Assignee shall have no right (a) to participate in the management of the Partnership or to vote on any matter requiring the consent or approval of the Limited Partners, (b) to demand or receive any account of the Partnership's business, or (c) to inspect the Partnership's books and records, unless and until such Assignee is admitted to the Partnership as a Substituted Limited Partner. A transferee of a Partnership Interest may become a Substituted Limited Partner only upon the satisfaction of the following conditions: (A) filing with the Partnership of a duly executed and acknowledged written instrument of assignment in a form approved by the General Partner specifying the Partnership Interest being assigned, setting forth the intention of the transferor Limited Partner that such transferee succeed to the assignor's interest as a Limited Partner and assuming by operation of law or express agreement all of the obligations of the transferor Limited Partner under this Agreement with respect to such transferred Partnership Interest; (B) execution and acknowledgment by the transferor Limited Partner and such transferee of any other instruments required in the sole and absolute discretion of the General Partner, including the acceptance and adoption by such transferee of the provisions of this Agreement; (C) obtaining the written consent of the General Partner as provided in Section 9.2(a) above; and (D) payment of a transfer fee to the Partnership, sufficient to cover the reasonable expenses of the substitution, if any. Any transferee, whether or not admitted as a Substituted Limited Partner, shall take subject to the obligations of the transferor Limited Partner hereunder.

           (c) Notwithstanding anything to the contrary provided in this Agreement, including, without limitation, Section 9.2(b) hereof, shares of Common Stock that are transferred to employees of the General Partner pursuant to the terms of this Agreement and the Stock Incentive Pool and that are subsequently sold by such employees shall not be subject to the restrictions on such Common Stock that were imposed on the transferor immediately prior to such transfer under this Agreement, provided that the aggregate number of shares of Common Stock released from such restrictions pursuant to this Section 9.2(c) shall not exceed such limitations as established from time to time by the General Partner in its sole and absolute discretion.

     9.3 RESTRICTIONS ON TRANSFER. In addition to any other restrictions on Transfer herein contained, in no event may any Transfer of a Partnership Interest by any Partner be made and in no event shall Additional Units be issued
(i) to any Person that lacks the legal right, power or capacity to own a Partnership Interest; (ii) in violation of any provision of any mortgage or trust deed (or the note or bond secured thereby) constituting a Lien against a Property or any part thereof, or other instrument, document or agreement to which the Partnership, SWIP or any other Investment Entity, the Existing Property Manager or any other Entity in which the Partnership has an interest is a party or is otherwise bound; (iii) in violation of applicable law, including, without limitation, any applicable state securities "Blue Sky" law (including investment suitability standards); (iv) in the event such Transfer or issuance would cause the General Partner to cease to comply with the REIT Requirements;
(v) if such Transfer or issuance would cause a termination of the Partnership for federal income tax purposes; (vi) if such Transfer or issuance would, in the opinion of counsel to the Partnership, cause the Partnership to cease to be classified as a partnership for Federal income tax purposes; (vii) if such Transfer or issuance would cause the Partnership to become, with respect to any employee benefit plan subject to Title 1 of ERISA, a "party-in-interest" (as defined in Section 3(14) of ERISA) or a "disqualified person" (as defined in
Section 4975(c) of the Code); (viii) if such Transfer or issuance would, in the opinion of counsel to the Partnership, cause any portion of the assets of the Partnership to constitute assets of any employee benefit plan pursuant to Department of Labor Regulations Section 2510.3-101; (ix) if such Transfer or issuance may not be effected without registration of such Partnership Interest under the Securities Act, would require filing of a registration statement under the Securities Act, or would otherwise violate any Federal, state or foreign securities laws or regulations applicable to the Partnership or such Partnership Interest; (x) if such Transfer or issuance would violate any provision of the General Partner's Articles of Incorporation, as such may be amended from time to time; or (xi) to a lender to the Partnership or any Person who is related (within the meaning of Section 1.752-4(b) of the Regulations) to any lender to the Partnership whose loan constitutes a "nonrecourse liability" (within the meaning of Section 1.752-1(a)(2) of the Regulations) without the consent of the General Partner, in its sole and absolute discretion, unless the Partnership's basis for tax purposes would not be reduced as a result of such Transfer.

                                   ARTICLE X

                 RIGHTS AND OBLIGATIONS OF THE LIMITED PARTNERS

     10.1 NO PARTICIPATION IN MANAGEMENT. Except as expressly permitted hereunder, the Limited Partners shall not take part in the management of the Partnership's business, transact any business in the Partnership's name or have the power to sign documents for or otherwise bind the Partnership.

     10.2 BANKRUPTCY OF A LIMITED PARTNER AND CERTAIN OTHER EVENTS. The Bankruptcy, death (subject to Section 10.9 below), incompetency, legal incapacity, withdrawal or retirement of any Limited Partner shall not cause a dissolution of the Partnership, but the rights of such Limited Partner to share in the Net Income or Loss of the Partnership and to receive distributions of Partnership funds shall, on the happening of such event, devolve on its successors or assigns, subject to the terms and conditions of this Agreement, and the Partnership shall continue as a limited partnership. However, in no event shall such assignee(s) become a Substituted Limited Partner except in accordance with Article IX hereof.

     10.3 NO WITHDRAWAL. Notwithstanding anything to the contrary provided in
Section 10.2 above, no Limited Partner may withdraw or retire from the Partnership without the prior written consent of the General Partner, other than as expressly provided in this Agreement.

     10.4 DUTIES AND CONFLICTS. The General Partner recognizes that the Limited Partners and their Affiliates have or may have other business interests, activities and investments, some of which may be in conflict or competition with the business of the Partnership, and that, subject to the provisions of Sections 10.5, 10.6 and 10.7 hereof, such persons are entitled to carry on such other business interests, activities and investments; provided that each Limited Partner that is a Senior Officer of the General Partner shall devote substantially all of his time and attention to the business and affairs of the Partnership (and its affiliated entities), except that such Limited Partners may devote such time and attention to the Excluded Properties and the partnerships that own the Excluded Properties as such Limited Partners shall reasonably determine is necessary for them to fulfill their fiduciary duties to the partnerships that own the Excluded Properties and the constituent partners therein. Subject to the provisions of Sections 10.5, 10.6 and 10.7 hereof, the Limited Partners and their Affiliates may engage in or possess an interest in any other business or venture of any kind, independently or with others, on their own behalf or on behalf of other entities with which they are affiliated or associated, and such persons may engage in any activities, whether or not competitive with the Partnership, without any obligation to offer any interest in such activities to the Partnership or to any Partner. Except as otherwise provided in Sections 10.5, 10.6 and 10.7 hereof, neither the Partnership nor any Partner shall have any right, by virtue of this Agreement, in or to such activities, or the income or profits derived therefrom, and the pursuit of such activities, even if competitive with the business of the Partnership, shall not be deemed wrongful or improper.

     10.5 ACQUISITION PROJECTS. Notwithstanding anything contained in Section
10.4 hereof to the contrary, each Limited Partner and/or its Controlled Entities shall not, during the Restricted Period, acquire, directly or indirectly, a Controlling or general partner interest in any Acquisition Project other than through their ownership interest in the Partnership or the Existing Property Manager (or such other Entity established by the General Partner in which the Partnership holds an ownership interest in a manner similar to the ownership interest that it holds in the Existing Property Manager), without the prior written consent of the General Partner, which consent shall not be unreasonably withheld so long as (i) such Acquisition Project will not be competitive with any Property, (ii) such Acquisition Project will not require any substantial time commitment from any Limited Partner or a material time commitment of the Limited Partners in the aggregate, and (iii) the Limited Partner has first notified the General Partner of the opportunity to acquire an equity ownership interest in such Acquisition Project and the General Partner has informed the Limited Partner that the Partnership does not desire to acquire such interest.

     10.6 DEVELOPMENT PROJECTS. Notwithstanding anything contained in Section
10.4 hereof to the contrary, each Limited Partner and its Controlled Entities shall not, during the Restricted Period, acquire, hold, own, develop, construct, improve, maintain, operate, sell, lease, transfer, encumber, convey or otherwise deal with any Development Project other than through their ownership interest in the Partnership or the Existing Property Manager or such other Entity established by the General Partner in which the Partnership holds an ownership interest in a manner similar to the ownership interest that it holds in the Existing Property Manager, without the prior written consent of the General Partner.

     10.7 MANAGEMENT ACTIVITIES. Notwithstanding anything contained in Section
10.4 hereof to the contrary, each Limited Partner and its Controlled Entities shall not, during the Restricted Period, operate or provide property, development or asset management services in direct competition with any Property other than through the Existing Property Manager or such other Entity established by the General Partner in which the Partnership holds an ownership interest in a manner similar to the ownership interest that it holds in the Existing Property Manager.

     10.8 ACQUISITION/DEVELOPMENT PROJECTS; MANAGEMENT ACTIVITIES -- FURTHER ASSURANCES. The Limited Partners acknowledge and agree that the restrictions contained in Sections 10.5 and 10.6 hereof relating to Acquisition Projects and Development Projects and the restrictions contained in Section 10.7 shall continue to remain effective with respect to a Limited Partner and its Controlled Entities for the applicable periods specified in such Sections 10.5,
10.6 and 10.7, notwithstanding any Transfer of the Partnership Interest of such Limited Partner. In connection with the Transfer or conversion of a Limited Partner's entire Partnership Interest, the Limited Partner shall execute and deliver to the General Partner such instruments or documents as the General Partner may reasonably request confirming the transferor Limited Partner's obligations to continue to be bound by the provisions of this Section 10.8 and Sections 10.5, 10.6 and 10.7 hereof.

     10.9 CONVERSION UPON DEATH. So long as Code Section 1014 or a successor provision remains in effect and provides for the "step-up" in basis of an asset upon death, as determined by the Partnership's counsel, upon the death of a Limited Partner, all of such Limited Partner's Partnership Units shall, without the taking of any action by the General Partner or any heir, representative, administrator or executor of or for such Limited Partner, automatically convert as of the date of such death into shares of Common Stock in the amount of the Common Stock Amount; provided that the General Partner, in its sole and absolute discretion, shall have the option, instead of issuing the Common Stock Amount to the estate of the decedent Limited Partner, of paying to such estate the Cash Amount or any combination of cash and Common Stock equal to the Cash Amount. In determining the Cash Amount, the Closing Price shall be calculated as of the date of death. Any "cash" owed may be paid in the form of cash, cashier's or certified check or by wire transfer of immediately available funds. The General Partner shall notify the executor, administrator, legal representative or personal representative of the decedent Limited Partner's estate of the General Partner's election to issue the Common Stock Amount, to pay the Cash Amount or to deliver a combination thereof within a reasonable period of time after the General Partner becomes aware of such death. In the event that any Liens exist or arise with respect to the decedent Limited Partner's Partnership Units, the Common Stock Amount or the Cash Amount, as the case may be, shall be reduced by an amount necessary to discharge such Liens, as determined by the General Partner in good faith, and the General Partner is expressly authorized to apply such portion of the consideration as may be necessary to satisfy any indebtedness in full and to discharge such Lien in full. In the event any state or local property transfer tax is payable as a result of the transfer of the decedent Limited Partner's Partnership Units to the General Partner (or its designee), the decedent Limited Partner's estate shall assume and pay such transfer tax. If the General Partner elects to pay a portion of the consideration owing in cash because the issuance of the Common Stock Amount would cause the Person legally entitled to receive such Common Stock, together with such Person's Affiliates, to Beneficially Own in the aggregate shares of Common Stock in excess of the Ownership Limit, and, if as a result thereof the General Partner elects to raise such cash through a public offering of its securities, borrowings or otherwise, the Cash Amount shall be reduced by the Transaction Expenses allocable to the amounts required to pay the Cash Amount hereunder; provided, however, notwithstanding the foregoing, the Cash Amount shall not be reduced hereunder by an amount exceeding 5% of the Cash Amount computed without regard to the adjustment for Transaction Expenses.

     10.10 LIMITED LIABILITY. No Limited Partner shall be bound by, or personally liable for, the expenses, liabilities or obligations of the Partnership, except as provided by this Agreement or the Act.

     10.11 RIGHT OF OFFSET. The General Partner shall have the right to offset any amounts owed to the Partnership by any Limited Partner pursuant to any written agreement between such Limited Partner and the Partnership pursuant to which such Limited Partner acquired Partnership Units against any amounts owed to such Limited Partner by the Partnership hereunder, including the right to cancel the Partnership Units held by such Limited Partner based upon the fair market value of such Partnership Units on the date of such cancellation. In the event that the General Partner exercises its offset rights under this Section 10.11, the General Partner shall notify the affected Limited Partner in writing of such action.

                                   ARTICLE XI

                                     RIGHTS

     11.1 RIGHTS. The Limited Partners identified on Schedule 1 to this Agreement shall have the right, but not the obligation (such right sometimes referred to herein as the "Rights"), to convert all or a portion of their Partnership Units into shares of Common Stock and to sell the remainder (or any part thereof) of their Partnership Units to the General Partner (or its designee), at any time or from time to time prior to the fiftieth (50th) anniversary of the date on which the Completion of the Offering occurs, on the terms and subject to the conditions and restrictions contained in attached Exhibit C. The Rights granted hereunder may be exercised by any one or more of such Limited Partners, on the terms and subject to the conditions and restrictions contained in attached Exhibit C, upon delivery to the General Partner of an Exercise Notice substantially in the form of attached Schedule 2, which notice shall specify the Partnership Units to be sold or converted by such Limited Partner. Once delivered, the Exercise Notice shall be irrevocable, subject to the issuance of shares of Common Stock by the General Partner or the payment of the Cash Amount by the General Partner in respect of such Partnership Interests, all in accordance with the terms hereof. Notwithstanding anything contained herein to the contrary, an Additional Limited Partner that acquires Additional Units pursuant to Sections 4.3 and 4.7 hereof shall not acquire any interest in, and may not exercise or otherwise participate in, any Rights pursuant to this Article XI and attached Exhibit C, unless the General Partner in its sole and absolute discretion approves in writing prior to or contemporaneous with the admission of such Additional Limited Partner the acquisition of Rights by such Additional Limited Partner, in which event said Schedule 1 shall be amended to add the name of such Additional Limited Partner.

     11.2 TERMS OF RIGHTS. The terms and provisions applicable to the Rights shall be as set forth in attached Exhibit C, which terms and provisions are hereby incorporated herein as if set forth in their entirety in this Section 11.2.

                                  ARTICLE XII

                             ARBITRATION OF DISPUTES

     12.1 ARBITRATION. Notwithstanding anything to the contrary contained in this Agreement, all claims, disputes and controversies between or among any of the Partners (including, without limitation, any claims, disputes and controversies between the Partnership and any one or more of the Partners and any claims, disputes and controversies between any one or more Partners) arising in any way out of or in connection with this Agreement or the Partnership shall be resolved by binding arbitration in San Francisco, California, in accordance with California Civil Procedure Code Sections 1280 et seq. (other than Section 1283.05), this Article XII and, to the extent not inconsistent with this Article XII (other than the reference in this Article to Sections of the California Civil Procedure Code), the Expedited Procedures and Commercial Arbitration Rules of the American Arbitration Association (the "Arbitration Rules"). In the event of any direct conflict, the terms of this Agreement shall control over any conflicting provisions of the California Civil Code of Procedure and the Arbitration Rules, and the terms of the Arbitration Rules shall control over any conflicting provisions of the California Civil Code of Procedure.

     12.2 PROCEDURES. Any arbitration called for by this Article XII shall be conducted in accordance with the following procedures:

           (a) The Partnership or any Partner (the "Requesting Party") may demand arbitration pursuant to Section 12.1 hereof at any time by giving written notice of such demand (the "Demand Notice") to any other Partner with respect to which a claim, dispute or controversy exists hereunder and (if the Requesting Party is not the Partnership) to the Partnership, which Demand Notice shall describe in reasonable detail the nature of the claim, dispute or controversy.

           (b) Within fifteen (15) days after the giving of a Demand Notice, the Requesting Party, on the one hand, and each of the other Partners and/or the Partnership against whom the claim has been made or with respect to which a dispute has arisen (collectively, the "Responding Party"), on the other hand, shall select and designate in writing to the other party one reputable, disinterested individual (a "Qualified Individual") willing to act as an arbitrator of the claim, dispute or controversy in question. Each of the Requesting Party and the Responding Party shall use its best efforts to select a present or former partner of a national accounting firm that is not then currently employed by such party as its respective Qualified Individual. Within fifteen (15) days after the foregoing selections have been made, the arbitrators so selected shall jointly select a present or former partner of a national accounting firm that is not then currently employed by any of the parties as the third Qualified Individual willing to act as an arbitrator of the claim, dispute or controversy in question (the "Third Arbitrator"). In the event that the two arbitrators initially selected are unable to agree on the Third Arbitrator within the second fifteen (15) day period referred to above, then, on the application of either party, the American Arbitration Association shall promptly select and appoint a present or former partner of a national accounting firm that is not currently employed by any of the parties as the Qualified Individual to act as the Third Arbitrator in accordance with the terms of the Arbitration Rules. The three arbitrators selected pursuant to this subsection (b) shall constitute the arbitration panel for the arbitration in question.

           (c) The presentations of the Partners in the arbitration proceeding shall be commenced and completed within sixty (60) days after the selection of the arbitration panel pursuant to subsection (b) above, and the arbitration panel shall render its decision in writing within thirty (30) days after the completion of such presentations. Any decision concurred in by any two (2) of the arbitrators shall constitute the decision of the arbitration panel, and unanimity shall not be required. If a decision concurred in by at least two (2) of the arbitrators is not rendered within such thirty (30) day period, then each of the parties shall select a new Qualified Individual willing to act as an arbitrator and a new arbitration proceeding shall commence in accordance with this Article XII.

           (d) The arbitration panel shall have the discretion to include in its decision a direction that all or part of the attorneys' fees and costs of the prevailing party or parties and/or the costs of such arbitration be paid by any other party or parties. On the application of a party before or after the initial decision of the arbitration panel, and proof of its attorneys' fees and costs, the arbitration panel shall order the other party to make any payments directed pursuant to the preceding sentence.

           (e) The Third Arbitrator shall have the right in its discretion to authorize the obtaining of discovery, including the taking of depositions of witnesses for the purpose of discovery.

           (f) At the request of any party, the arbitrators shall make and provide to the parties written findings of fact and conclusions of law.

           (g) Notwithstanding anything to the contrary provided herein, the arbitrators shall have no authority to award punitive damages.

     12.3 BINDING CHARACTER. Any decision rendered by the arbitration panel pursuant to this Article XII shall be final and binding on the parties thereto, and judgment thereon may be entered by any state or federal court of competent jurisdiction sitting in San Francisco, California.

     12.4 EXCLUSIVITY. Arbitration shall be the exclusive method available for resolution of claims, disputes and controversies described in Section 12.1 hereof, and the Partnership and its Partners stipulate that the provisions hereof shall be a complete defense to any suit, action, or proceeding in any court or before any administrative or arbitration tribunal with respect to any such claim, controversy or dispute. The provisions of this Article XII shall survive the dissolution of the Partnership. Each Partner consents to the jurisdiction of any competent court sitting in San Francisco, California to compel arbitration in accordance with the provisions of this Article XII.

     12.5 NO ALTERATION OF AGREEMENT. Nothing contained herein shall be deemed to give the arbitrators any authority, power or right to alter, change, amend, modify, add to, or subtract from any of the provisions of this Partnership Agreement.

     12.6 ACKNOWLEDGMENT. PURSUANT TO THE TERMS OF THE ORIGINAL AGREEMENT AND/OR THE FIRST RESTATED AGREEMENT, EACH OF THE PARTNERS IDENTIFIED ON EXHIBIT A TO THIS AGREEMENT AS ORIGINALLY EXECUTED AGREED TO HAVE ANY DISPUTE ARISING OUT OF THE MATTERS INCLUDED IN THE "ARBITRATION OF DISPUTES" PROVISION DECIDED BY NEUTRAL ARBITRATION AS PROVIDED BY THIS AGREEMENT AND ACKNOWLEDGED THAT SUCH PARTNER WAS GIVING UP ANY RIGHTS THAT SUCH PARTNER MIGHT POSSESS TO HAVE THE DISPUTE LITIGATED IN A COURT OR JURY TRIAL EXCEPT AS SPECIFICALLY INCLUDED IN SUCH "ARBITRATION OF DISPUTES" PROVISION. EACH PARTNER IDENTIFIED ON EXHIBIT A TO THIS AGREEMENT AS ORIGINALLY EXECUTED, BY HAVING EXECUTED THE ORIGINAL AGREEMENT AND/OR THE FIRST RESTATED AGREEMENT, ACKNOWLEDGED THAT IT HAS GIVEN UP ITS JUDICIAL RIGHTS TO DISCOVERY AND APPEAL, UNLESS THOSE RIGHTS ARE SPECIFICALLY INCLUDED IN THIS "ARBITRATION OF DISPUTES" PROVISION AND THAT IF SUCH PARTNER REFUSES TO SUBMIT TO ARBITRATION AFTER HAVING AGREED TO THIS PROVISION, SUCH PARTNER MAY BE COMPELLED TO ARBITRATE UNDER THE TERMS OF THIS AGREEMENT. EACH PARTNER IDENTIFIED ON EXHIBIT A TO THIS AGREEMENT AS ORIGINALLY EXECUTED, BY HAVING EXECUTED THE ORIGINAL AGREEMENT AND/OR THE FIRST RESTATED AGREEMENT, ACKNOWLEDGED THAT ITS AGREEMENT TO THIS ARBITRATION PROVISION WAS OR IS VOLUNTARY. THIS AGREEMENT MODIFIES CERTAIN OF THE TERMS OF THE ORIGINAL AGREEMENT AND/OR THE FIRST RESTATED AGREEMENT, AND BY EXECUTING THIS AGREEMENT, EACH PARTNER IDENTIFIED ON EXHIBIT A TO THIS AGREEMENT AS ORIGINALLY EXECUTED HEREBY CONSENTS TO SUCH MODIFICATIONS. EACH ADDITIONAL LIMITED PARTNER, BY AGREEING TO BE BOUND BY THE TERMS OF THIS AGREEMENT, SHALL BE DEEMED TO HAVE ACKNOWLEDGED THAT (i) ANY DISPUTE ARISING OUT OF THE MATTERS INCLUDED IN THIS "ARBITRATION OF DISPUTES" PROVISION SHALL DECIDED BY NEUTRAL ARBITRATION AS PROVIDED BY THIS AGREEMENT, (ii) SUCH PARTNER IS GIVING UP ANY RIGHTS THAT SUCH PARTNER MIGHT POSSESS TO HAVE THE DISPUTE LITIGATED IN A COURT OR JURY TRIAL EXCEPT AS SPECIFICALLY INCLUDED IN THIS "ARBITRATION OF DISPUTES" PROVISION,
(iii) IT IS GIVING UP ITS JUDICIAL RIGHTS TO DISCOVERY AND APPEAL, UNLESS THOSE RIGHTS ARE SPECIFICALLY INCLUDED IN THIS "ARBITRATION OF DISPUTES" PROVISION,
(iv) IF SUCH PARTNER REFUSES TO SUBMIT TO ARBITRATION AFTER HAVING AGREED TO THIS PROVISION, SUCH PARTNER MAY BE COMPELLED TO ARBITRATE UNDER THE TERMS OF THIS

AGREEMENT, AND (v) ITS AGREEMENT TO THIS ARBITRATION PROVISION IS VOLUNTARY.

                                  ARTICLE XIII

                               GENERAL PROVISIONS

     13.1 NOTICES. All notices, offers or other communications required or permitted to be given pursuant to this Agreement shall be in writing and may be personally served, telecopied or sent by United States mail and shall be deemed to have been given when delivered in person, upon receipt of telecopy or three business days after deposit in United States mail, registered or certified, postage prepaid, and properly addressed, by or to the appropriate party. For purposes of this Section 13.1, the addresses of the Partners as of the date hereof are set forth on attached Exhibit F. The address of any Limited Partner may be changed by a notice in writing given to the General Partner in accordance with the provisions hereof, and the address of the General Partner may be changed by a notice in writing given to each of the Limited Partners in accordance with the provisions hereof.

     13.2 SUCCESSORS. This Agreement and all the terms and provisions hereof shall be binding upon and shall inure to the benefit of all Partners, and their legal representatives, heirs, successors and permitted assigns, except as expressly herein otherwise provided.

     13.3 EFFECT AND INTERPRETATION. This Agreement shall be governed by and construed in conformity with the laws of the State of California.

     13.4 COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be an original, but all of which shall constitute one and the same instrument.

     13.5 PARTNERS NOT AGENTS. Except as specifically provided herein, nothing contained herein shall be construed to constitute any Partner the agent of another Partner, or in any manner to limit the Partners in the carrying on of their own respective businesses or activities.

     13.6 ENTIRE UNDERSTANDING; ETC. Except as set forth in this Section 13.6, this Agreement constitutes the entire agreement and understanding among the Partners with respect to the matters set forth in this Agreement. Except to the extent otherwise expressly provided herein, including, without limitation, in
Section 12.6 with respect to the Partners' consent to the arbitration provisions set forth in the Original Agreement and/or the First Restated Agreement and herein, and in Sections 13.12 and 13.13 with respect to various tax consequence acknowledgements and securities representations made in the Original Agreement and/or the First Restated Agreement, all prior agreements among the Partners, whether written or oral, with respect to the matters set forth in this Agreement, are merged herein and shall be of no force or effect, and this Agreement supersedes in the entirety the Original Agreement and the First Restated Agreement. Notwithstanding the foregoing, (i) the one year restriction on the exercise of Rights with respect to the Emeryville Additional Units (as such term is defined in the Eighth Amendment to the First Restated Agreement) as set forth in Paragraph 6 of the Eighth Amendment to the First Restated Agreement shall continue in full force and effect and shall not be merged herein, (ii) the New Limited Partners (as such term is defined in such Eighth

Amendment) shall have the right to distribute their Partnership Units to those certain Persons identified on Schedule 1A to such Eighth Amendment subject to the conditions set forth in the first paragraph of said Eighth Amendment, in which event such Persons, subject to complying with such conditions, shall be admitted to the Partnership as Limited Partners in the place of such distributing New Limited Partners, and (iii) the provisions of the Guaranty Agreement and the Reimbursement Agreements shall under no circumstances be deemed to be merged herein.

     13.7 AMENDMENTS.

           (a) Except to the extent expressly otherwise provided herein (including, without limitation, in Section 13.7(b) below), this Agreement may not be amended except by a written instrument signed by the General Partner (and approved on behalf of the General Partner by at least a majority of its directors who are not Limited Partners or Affiliates of the General Partner or any of the Limited Partners) and a Majority-In-Interest of the Limited Partners; provided that no amendment of this Agreement may be made without the consent of all of the affected Limited Partners if such amendment (i) converts any Limited Partner's interest in the Partnership into a general partnership interest (other than the General Partner if the General Partner is also a Limited Partner), (ii) modifies the limited liability of any Limited Partner in a manner adverse to such Limited Partner (other than the General Partner if the General Partner is also a Limited Partner), (iii) alters or modifies the Rights set forth in
Article XI in a manner adverse to such Partner, or (iv) amends any provision of this Section 13.7.

           (b) Notwithstanding anything to the contrary provided in Section 13.7(a) above, the General Partner shall have the power, without the consent of any Limited Partner, to amend this Agreement as may be required to facilitate or implement any of the following:

                  (i) to add to the obligations of the General Partner or surrender any right or power granted to the General Partner or any Affiliate of the General Partner for the benefit of the Limited Partners;

                 (ii) to reflect the admission, substitution, termination, or withdrawal of Partners in accordance with this Agreement;

                (iii) to reflect the granting of Rights to Additional Limited Partners;

                 (iv) to set forth the rights, powers and duties of the holders of any Additional Units issued pursuant to Section 4.3(a) hereof (including, without limitation, amending the distribution and allocation provisions set forth herein);

                  (v) to reflect any change that does not adversely affect the Limited Partners in any material respect, to cure any ambiguity, to correct or supplement any defective provision in this Agreement, or to make other changes with respect to matters arising under this Agreement that will not be inconsistent with any other provision of this Agreement; and

                 (vi) to satisfy any requirements, conditions, or guidelines contained in any order, directive, opinion, ruling or regulations of a Federal or state agency or contained in Federal or state law.

     13.8 SEVERABILITY. If any provision of this Agreement, or the application of such provision to any person or circumstance, shall be held invalid by a court of competent jurisdiction, the remainder of this Agreement, or the application of such provision to persons or circumstances other than those to which it is held invalid by such court, shall not be affected thereby.

     13.9 TRUST PROVISION. This Agreement, to the extent executed by the trustee of a trust, is executed by such trustee solely as trustee and not in a separate capacity. Nothing herein contained shall create any liability on, or require the performance of any covenant by, any such trustee individually, nor shall anything contained herein subject the individual personal property of any trustee to any liability.

     13.10 PRONOUNS AND HEADINGS. As used herein, all pronouns shall include the masculine, feminine and neuter, and all defined terms shall include the singular and plural thereof whenever the context and facts require such construction. The headings, titles and subtitles herein are inserted for convenience of reference only and are to be ignored in any construction of the provisions hereof. Any references in this Agreement to "including" shall be deemed to mean "including without limitation".

     13.11 ASSURANCES. Each of the Partners shall hereafter execute and deliver such further instruments and do such further acts and things as may be required or useful to carry out the intent and purpose of this Agreement and as are not inconsistent with the terms hereof.

     13.12 TAX CONSEQUENCES. Each Partner identified on Exhibit A to this Agreement as originally executed acknowledged in the Original Agreement and/or the First Restated Agreement that it has relied fully upon the advice of its own legal counsel and/or accountant in determining the tax consequences of the Original Agreement and/or the First Restated Agreement, as applicable, and the transactions contemplated thereby and not upon any representations or advice by the General Partner or by any other Partner. Each Additional Limited Partner, by agreeing to be bound by the terms of this Agreement, shall be deemed to have acknowledged that it has relied fully upon the advice of its own legal counsel and/or accountant in determining the tax consequences of this Agreement and the transactions contemplated thereby and not upon any representations or advice by the General Partner or by any other Partner.

     13.13 SECURITIES REPRESENTATIONS. In the Original Agreement and/or the First Restated Agreement, each Limited Partner identified on Exhibit A to this Agreement, as originally executed, represented and warranted to the Partnership and the General Partner that such Limited Partner (i) acquired its Partnership Units for itself for investment purposes only, and not with a view to any resale or distribution of such Partnership Units, (ii) has been advised and understands that such Partnership Units have not been and will not be registered under the Securities Act or any applicable state securities laws and, therefore, cannot be resold unless such Partnership Units are registered under the Securities Act and all applicable state securities laws, or unless an exemption from registration is available, and (iii) has, either alone or with its "purchaser representatives" as that term is defined in Rule 501(h) under the Securities Act, such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of its investment in the Partnership. In the Original Agreement and/or the First Restated Agreement, each Limited Partner identified on Exhibit A to this Agreement as originally executed further acknowledged that the Partnership and the General Partner made available to such Limited Partner, at a reasonable time prior to its acquisition of its Partnership Interest, the opportunity to ask questions and receive answers concerning the terms and conditions of such acquisition and to obtain any additional information which the Partnership and/or the General Partner possessed or could acquire without unreasonable effort or expense that is necessary to verify the accuracy of the information furnished by the Partnership and the General Partner in connection with such acquisition. Each Limited Partner admitted to the Partnership after the date hereof, shall, by its agreeing to be bound by the terms hereof, be deemed to have represented and warranted to the Partnership and the General Partner that such Limited Partner (i) acquired its Partnership Units for itself for investment purposes only, and not with a view to any resale or distribution of such Partnership Units, (ii) has been advised and understands that such Partnership Units have not been and will not be registered under the Securities Act or any applicable state securities laws and, therefore, cannot be resold unless such Partnership Units are registered under the Securities Act and all applicable state securities laws, or unless an exemption from registration is available, and (iii) has, either alone or with its "purchaser representatives" as that term is defined in Rule 501(h) under the Securities Act, such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of its investment in the Partnership, and that the Partnership and the General Partner made available to such Limited Partner, at a reasonable time prior to its acquisition of its Partnership Interest, the opportunity to ask questions and receive answers concerning the terms and conditions of such acquisition and to obtain any additional information which the Partnership and/or the General Partner possessed or could acquire without unreasonable effort or expense that is necessary to verify the accuracy of the information furnished by the Partnership and the General Partner in connection with such acquisition.

     13.14 MERGER WAIVER. Pursuant to the terms of the First Restated Agreement, certain of the Limited Partners acknowledged that, in connection with any proposed merger, tender offer or acquisition of the General Partner or the Partnership or similar event, the General Partner's obligations to its shareholders may conflict with the interests of the Limited Partners and that each of such Limited Partners had consulted with its advisors, including legal counsel, regarding such conflicts and understood such conflicts, and each of such Limited Partners waived, and agreed that it would not pursue, any claims against the General Partner to the extent that the General Partner is fulfilling its obligations to its shareholders in connection with any such proposed merger, tender offer, acquisition or similar event and agreed, to the extent that the General Partner is fulfilling its obligations to its shareholders, not to enjoin or to attempt to enjoin any such proposed merger, tender offer, acquisition or similar event. Each Limited Partner signing below or admitted to the Partnership after the date hereof, shall, by its agreeing to be bound by the terms hereof, be deemed to have acknowledged that, in connection with any proposed merger, tender offer or acquisition of the General Partner or the Partnership or similar event, the General Partner's obligations to its shareholders may conflict with the interests of the Limited Partners and that each of such Limited Partners had consulted with its advisors, including legal counsel, regarding such conflicts and understood such conflicts, and to have waived, and agreed that it would not pursue, any claims against the General Partner to the extent that the General Partner is fulfilling its obligations to its shareholders in connection with any such proposed merger, tender offer, acquisition or similar event and agreed, to the extent that the General Partner is fulfilling its obligations to its shareholders, not to enjoin or to attempt to enjoin any such proposed merger, tender offer, acquisition or similar event.

                                  ARTICLE XIV

                                POWER OF ATTORNEY

     14.1 POWER OF ATTORNEY.

               (a) Each Limited Partner and each Assignee hereby constitutes and appoints the General Partner, any Liquidating Trustee, and authorized officers and attorneys-in-fact of each, and each of those acting singly, in each case with full power of substitution, as its true and lawful agent and attorney-in-fact, with full power and attorney in its name, place and stead to:

               (i) execute, swear to, seal, acknowledge, deliver, file and record in the appropriate public offices (a) all certificates, documents and other instruments (including, without limitation, this Agreement and the Certificate and all amendments or restatements thereof) that the General Partner or the Liquidating Trustee deems appropriate or necessary to form, qualify or continue the existence or qualification of the Partnership as a limited partnership (or a partnership in which the limited partners have limited liability to the extent provided by applicable law) in the State of California and in all other jurisdictions in which the Partnership may or plans to conduct business or own property; (b) all instruments that the General Partner deems appropriate or necessary to reflect any amendment, change, modification or restatement of this Agreement as permitted in and in accordance with its terms; (c) all conveyances and other instruments or documents that the General Partner deems appropriate or necessary to reflect the dissolution and liquidation of the Partnership pursuant to the terms of this Agreement, including, without limitation, a certificate of cancellation; (d) all instruments relating to the admission, withdrawal, removal or substitution of any Partner pursuant to, or other events described in, Articles VIII or IX hereof or the Capital Contribution of any Partner; and (e) all certificates, documents and other instruments relating to the determination of the rights, preferences and privileges of Partnership Interests; and

               (ii) execute, swear to, seal, acknowledge and file all ballots, consents, approvals, waivers, certificates and other instruments appropriate or necessary, in the sole and absolute discretion of the General Partner, to make, evidence, give, confirm or ratify any vote, consent, approval, agreement or other action which is made or given by the Partners hereunder or is consistent with the terms of this Agreement or appropriate or necessary, in the sole discretion of the General Partner, to effectuate the terms or intent of this Agreement.

               (b) Nothing contained herein shall be construed as authorizing the General Partner to amend this Agreement except in accordance with Section
13.7 hereof or as may be otherwise expressly provided for in this Agreement.

     14.2 DURATION OF POWER. The power of attorney granted herein is hereby declared to be irrevocable and coupled with an interest in recognition of the fact that each of the Partners will be relying upon the power of the General Partner to act as contemplated by this Agreement in any filing or other action by it on behalf of the Partnership, and it shall: (i) survive the transfer of all or any portion of such Limited Partner's or Assignee's Partnership Interests; (ii) survive the death, incapacity, bankruptcy or insolvency of the Limited Partner or Assignee; and (iii) extend to such Limited Partner's or Assignee's heirs, successors, assigns and personal representatives. Each such Limited Partner or Assignee hereby agrees to be bound by any action taken by the General Partner, acting in good faith pursuant to such power of attorney; and each Limited Partner or Assignee hereby waives any and all defenses which may be available to contest, negate or disaffirm the action of the General Partner, taken in good faith under such power of attorney. Each Limited Partner or Assignee shall execute and deliver to the General Partner or the Liquidating Trustee, within fifteen (15) days after receipt of the General Partner's or Liquidating Trustee's request therefor, such further designation, powers of attorney and other instruments as the General Partner or the Liquidating Trustee, as the case may be, deems necessary to effectuate this Agreement and the purposes of the Partnership.

           IN WITNESS WHEREOF, this Agreement is hereby entered into among the undersigned Partners as of the date first written above.

                         GENERAL PARTNER:   SPIEKER PROPERTIES, INC.,
                                            a Maryland corporation


                                            By:  /s/ WARREN E. SPIEKER, JR.
                                               ---------------------------------
                                                     Warren E. Spieker, Jr.

                                            Its:  Chief Executive Officer
                                                --------------------------------

                   COUNTERPART LIMITED PARTNER SIGNATURE PAGE
                         ATTACHED TO AND MADE A PART OF
                    THAT CERTAIN SECOND AMENDED AND RESTATED
                        AGREEMENT OF LIMITED PARTNERSHIP
                           OF SPIEKER PROPERTIES, L.P.
                          DATED AS OF OCTOBER 13, 1997





                             Warren E. Spieker, Jr.
                    ----------------------------------------
                          Print Name of Limited Partner

                           /s/ WARREN E. SPIEKER, JR.
                    ----------------------------------------
                          Signature of Limited Partner

                   COUNTERPART LIMITED PARTNER SIGNATURE PAGE
                         ATTACHED TO AND MADE A PART OF
                    THAT CERTAIN SECOND AMENDED AND RESTATED
                        AGREEMENT OF LIMITED PARTNERSHIP
                           OF SPIEKER PROPERTIES, L.P.
                          DATED AS OF OCTOBER 13, 1997





                               Dennis E. Singleton
                    ----------------------------------------
                          Print Name of Limited Partner

                             /s/ DENNIS E. SINGLETON
                    ----------------------------------------
                          Signature of Limited Partner

                   COUNTERPART LIMITED PARTNER SIGNATURE PAGE
                         ATTACHED TO AND MADE A PART OF
                    THAT CERTAIN SECOND AMENDED AND RESTATED
                        AGREEMENT OF LIMITED PARTNERSHIP
                           OF SPIEKER PROPERTIES, L.P.
                          DATED AS OF OCTOBER 13, 1997





                                 John K. French
                    ----------------------------------------
                          Print Name of Limited Partner

                               /s/ JOHN K. FRENCH
                    ----------------------------------------
                          Signature of Limited Partner

                   COUNTERPART LIMITED PARTNER SIGNATURE PAGE
                         ATTACHED TO AND MADE A PART OF
                    THAT CERTAIN SECOND AMENDED AND RESTATED
                        AGREEMENT OF LIMITED PARTNERSHIP
                           OF SPIEKER PROPERTIES, L.P.
                          DATED AS OF OCTOBER 13, 1997





                                Bruce E. Hosford
                    ----------------------------------------
                          Print Name of Limited Partner

                              /s/ BRUCE E. HOSFORD
                    ----------------------------------------
                          Signature of Limited Partner

                   COUNTERPART LIMITED PARTNER SIGNATURE PAGE
                         ATTACHED TO AND MADE A PART OF
                    THAT CERTAIN SECOND AMENDED AND RESTATED
                        AGREEMENT OF LIMITED PARTNERSHIP
                           OF SPIEKER PROPERTIES, L.P.
                          DATED AS OF OCTOBER 13, 1997





                               BLAKE FAMILY TRUST
                    ----------------------------------------
                          Print Name of Limited Partner

                                 [SIG], trustee
                    ----------------------------------------
                          Signature of Limited Partner

                   COUNTERPART LIMITED PARTNER SIGNATURE PAGE
                         ATTACHED TO AND MADE A PART OF
                    THAT CERTAIN SECOND AMENDED AND RESTATED
                        AGREEMENT OF LIMITED PARTNERSHIP
                           OF SPIEKER PROPERTIES, L.P.
                          DATED AS OF OCTOBER 13, 1997





                                 John Davenport
                    ----------------------------------------
                          Print Name of Limited Partner

                               /s/ JOHN DAVENPORT
                    ----------------------------------------
                          Signature of Limited Partner

                   COUNTERPART LIMITED PARTNER SIGNATURE PAGE
                         ATTACHED TO AND MADE A PART OF
                    THAT CERTAIN SECOND AMENDED AND RESTATED
                        AGREEMENT OF LIMITED PARTNERSHIP
                           OF SPIEKER PROPERTIES, L.P.
                          DATED AS OF OCTOBER 13, 1997





                                  James C. Eddy
                    ----------------------------------------
                          Print Name of Limited Partner

                               /s/ JAMES C. EDDY
                    ----------------------------------------
                          Signature of Limited Partner

                   COUNTERPART LIMITED PARTNER SIGNATURE PAGE
                         ATTACHED TO AND MADE A PART OF
                    THAT CERTAIN SECOND AMENDED AND RESTATED
                        AGREEMENT OF LIMITED PARTNERSHIP
                           OF SPIEKER PROPERTIES, L.P.
                          DATED AS OF OCTOBER 13, 1997





                                 John A. Foster
                    ----------------------------------------
                          Print Name of Limited Partner

                               /s/ JOHN A. FOSTER
                    ----------------------------------------
                          Signature of Limited Partner

                   COUNTERPART LIMITED PARTNER SIGNATURE PAGE
                         ATTACHED TO AND MADE A PART OF
                    THAT CERTAIN SECOND AMENDED AND RESTATED
                        AGREEMENT OF LIMITED PARTNERSHIP
                           OF SPIEKER PROPERTIES, L.P.
                          DATED AS OF OCTOBER 13, 1997





                               Donald S. Jefferson
                    ----------------------------------------
                          Print Name of Limited Partner

                            /s/ DONALD S. JEFFERSON
                    ----------------------------------------
                          Signature of Limited Partner

                   COUNTERPART LIMITED PARTNER SIGNATURE PAGE
                         ATTACHED TO AND MADE A PART OF
                    THAT CERTAIN SECOND AMENDED AND RESTATED
                        AGREEMENT OF LIMITED PARTNERSHIP
                           OF SPIEKER PROPERTIES, L.P.
                          DATED AS OF OCTOBER 13, 1997





                                   Eli Khouri
                    ----------------------------------------
                          Print Name of Limited Partner

                                 /s/ ELI KHOURI
                    ----------------------------------------
                          Signature of Limited Partner

                   COUNTERPART LIMITED PARTNER SIGNATURE PAGE
                         ATTACHED TO AND MADE A PART OF
                    THAT CERTAIN SECOND AMENDED AND RESTATED
                        AGREEMENT OF LIMITED PARTNERSHIP
                           OF SPIEKER PROPERTIES, L.P.
                          DATED AS OF OCTOBER 13, 1997





                                Vincent D. Mulroy
                    ----------------------------------------
                          Print Name of Limited Partner

                             /s/ VINCENT D. MULROY
                    ----------------------------------------
                          Signature of Limited Partner

                   COUNTERPART LIMITED PARTNER SIGNATURE PAGE
                         ATTACHED TO AND MADE A PART OF
                    THAT CERTAIN SECOND AMENDED AND RESTATED
                        AGREEMENT OF LIMITED PARTNERSHIP
                           OF SPIEKER PROPERTIES, L.P.
                          DATED AS OF OCTOBER 13, 1997





                                Richard L. Romney
                    ----------------------------------------
                          Print Name of Limited Partner

                             /s/ RICHARD L. ROMNEY
                    ----------------------------------------
                          Signature of Limited Partner

                   COUNTERPART LIMITED PARTNER SIGNATURE PAGE
                         ATTACHED TO AND MADE A PART OF
                    THAT CERTAIN SECOND AMENDED AND RESTATED
                        AGREEMENT OF LIMITED PARTNERSHIP
                           OF SPIEKER PROPERTIES, L.P.
                          DATED AS OF OCTOBER 13, 1997





                                Peter H. Schnugg
                    ----------------------------------------
                          Print Name of Limited Partner

                              /s/ PETER H. SCHNUGG
                    ----------------------------------------
                          Signature of Limited Partner

                   COUNTERPART LIMITED PARTNER SIGNATURE PAGE
                         ATTACHED TO AND MADE A PART OF
                    THAT CERTAIN SECOND AMENDED AND RESTATED
                        AGREEMENT OF LIMITED PARTNERSHIP
                           OF SPIEKER PROPERTIES, L.P.
                          DATED AS OF OCTOBER 13, 1997





                               John B. Souther Jr.
                    ----------------------------------------
                          Print Name of Limited Partner

                            /s/ JOHN B. SOUTHER JR.
                    ----------------------------------------
                          Signature of Limited Partner

                   COUNTERPART LIMITED PARTNER SIGNATURE PAGE
                         ATTACHED TO AND MADE A PART OF
                    THAT CERTAIN SECOND AMENDED AND RESTATED
                        AGREEMENT OF LIMITED PARTNERSHIP
                           OF SPIEKER PROPERTIES, L.P.
                          DATED AS OF OCTOBER 13, 1997





                                  Craig Vought
                    ----------------------------------------
                          Print Name of Limited Partner

                                /s/ CRAIG VOUGHT
                    ----------------------------------------
                          Signature of Limited Partner

                   COUNTERPART LIMITED PARTNER SIGNATURE PAGE
                         ATTACHED TO AND MADE A PART OF
                    THAT CERTAIN SECOND AMENDED AND RESTATED
                        AGREEMENT OF LIMITED PARTNERSHIP
                           OF SPIEKER PROPERTIES, L.P.
                          DATED AS OF OCTOBER 13, 1997





                                  Joel Benoliel
                    ----------------------------------------
                          Print Name of Limited Partner

                               /s/ JOEL BENOLIEL
                    ----------------------------------------
                          Signature of Limited Partner

                   COUNTERPART LIMITED PARTNER SIGNATURE PAGE
                         ATTACHED TO AND MADE A PART OF
                    THAT CERTAIN SECOND AMENDED AND RESTATED
                        AGREEMENT OF LIMITED PARTNERSHIP
                           OF SPIEKER PROPERTIES, L.P.
                          DATED AS OF OCTOBER 13, 1997





                                Adrian J. Gordon
                    ----------------------------------------
                          Print Name of Limited Partner

                              /s/ ADRIAN J. GORDON
                    ----------------------------------------
                          Signature of Limited Partner

                   COUNTERPART LIMITED PARTNER SIGNATURE PAGE
                         ATTACHED TO AND MADE A PART OF
                    THAT CERTAIN SECOND AMENDED AND RESTATED
                        AGREEMENT OF LIMITED PARTNERSHIP
                           OF SPIEKER PROPERTIES, L.P.
                          DATED AS OF OCTOBER 13, 1997





                                  Elke Strunka
                    ----------------------------------------
                          Print Name of Limited Partner

                                /s/ ELKE STRUNKA
                    ----------------------------------------
                          Signature of Limited Partner

                   COUNTERPART LIMITED PARTNER SIGNATURE PAGE
                         ATTACHED TO AND MADE A PART OF
                    THAT CERTAIN SECOND AMENDED AND RESTATED
                        AGREEMENT OF LIMITED PARTNERSHIP
                           OF SPIEKER PROPERTIES, L.P.
                          DATED AS OF OCTOBER 13, 1997





                    Anthony P. Meier, for The Meier Family Trust
                    --------------------------------------------
                          Print Name of Limited Partner

                              /s/ ANTHONY P. MEIER
                    --------------------------------------------
                          Signature of Limited Partner

                   COUNTERPART LIMITED PARTNER SIGNATURE PAGE
                         ATTACHED TO AND MADE A PART OF
                    THAT CERTAIN SECOND AMENDED AND RESTATED
                        AGREEMENT OF LIMITED PARTNERSHIP
                           OF SPIEKER PROPERTIES, L.P.
                          DATED AS OF OCTOBER 13, 1997





                             Joseph D. Russell, Jr.
                    ----------------------------------------
                          Print Name of Limited Partner

                           /s/ JOSEPH D. RUSSELL, JR.
                    ----------------------------------------
                          Signature of Limited Partner

                   COUNTERPART LIMITED PARTNER SIGNATURE PAGE
                         ATTACHED TO AND MADE A PART OF
                    THAT CERTAIN SECOND AMENDED AND RESTATED
                        AGREEMENT OF LIMITED PARTNERSHIP
                           OF SPIEKER PROPERTIES, L.P.
                          DATED AS OF OCTOBER 13, 1997





                                Stuart Rothstein
                    ----------------------------------------
                          Print Name of Limited Partner

                              /s/ STUART ROTHSTEIN
                    ----------------------------------------
                          Signature of Limited Partner

                   COUNTERPART LIMITED PARTNER SIGNATURE PAGE
                         ATTACHED TO AND MADE A PART OF
                    THAT CERTAIN SECOND AMENDED AND RESTATED
                        AGREEMENT OF LIMITED PARTNERSHIP
                           OF SPIEKER PROPERTIES, L.P.
                          DATED AS OF OCTOBER 13, 1997





                                  Josh N. Smith
                    ----------------------------------------
                          Print Name of Limited Partner

                               /s/ JOSH N. SMITH
                    ----------------------------------------
                          Signature of Limited Partner

                   COUNTERPART LIMITED PARTNER SIGNATURE PAGE
                         ATTACHED TO AND MADE A PART OF
                    THAT CERTAIN SECOND AMENDED AND RESTATED
                        AGREEMENT OF LIMITED PARTNERSHIP
                           OF SPIEKER PROPERTIES, L.P.
                          DATED AS OF OCTOBER 13, 1997





                                 John R. Winther
                    ----------------------------------------
                          Print Name of Limited Partner

                              /s/ JOHN R. WINTHER
                    ----------------------------------------
                          Signature of Limited Partner

                   COUNTERPART LIMITED PARTNER SIGNATURE PAGE
                         ATTACHED TO AND MADE A PART OF
                    THAT CERTAIN SECOND AMENDED AND RESTATED
                        AGREEMENT OF LIMITED PARTNERSHIP
                           OF SPIEKER PROPERTIES, L.P.
                          DATED AS OF OCTOBER 13, 1997





                               Frank L. Alexander
                    ----------------------------------------
                          Print Name of Limited Partner

                             /s/ FRANK L. ALEXANDER
                    ----------------------------------------
                          Signature of Limited Partner

                   COUNTERPART LIMITED PARTNER SIGNATURE PAGE
                         ATTACHED TO AND MADE A PART OF
                    THAT CERTAIN SECOND AMENDED AND RESTATED
                        AGREEMENT OF LIMITED PARTNERSHIP
                           OF SPIEKER PROPERTIES, L.P.
                          DATED AS OF OCTOBER 13, 1997





                                 Richard Leider
                    ----------------------------------------
                          Print Name of Limited Partner

                               /s/ RICHARD LEIDER
                    ----------------------------------------
                          Signature of Limited Partner

                   COUNTERPART LIMITED PARTNER SIGNATURE PAGE
                         ATTACHED TO AND MADE A PART OF
                    THAT CERTAIN SECOND AMENDED AND RESTATED
                        AGREEMENT OF LIMITED PARTNERSHIP
                           OF SPIEKER PROPERTIES, L.P.
                          DATED AS OF OCTOBER 13, 1997





                               Richard P. Gervais
                    ----------------------------------------
                          Print Name of Limited Partner

                             /s/ RICHARD P. GERVAIS
                    ----------------------------------------
                          Signature of Limited Partner

                   COUNTERPART LIMITED PARTNER SIGNATURE PAGE
                         ATTACHED TO AND MADE A PART OF
                    THAT CERTAIN SECOND AMENDED AND RESTATED
                        AGREEMENT OF LIMITED PARTNERSHIP
                           OF SPIEKER PROPERTIES, L.P.
                          DATED AS OF OCTOBER 13, 1997





                                     Print Name of Limited Partner



                                     THE LATHROP TRUST
                                     ----------------------------------------
                                     The Lathrop Trust (u/t/d November 19, 1993)



                                     Signature of Limited Partner:



                                     /s/ F. PIERCE LATHROP
                                     ----------------------------------------
                                     F. Pierce Lathrop
                                     As Trustee of The Lathrop Trust



                                     ----------------------------------------
                                     Marcia Fay Lathrop
                                     As Trustee of The Lathrop Trust



                                     ----------------------------------------
                                     Sandra L. Hyde
                                     As Trustee of The Lathrop Trust

                   COUNTERPART LIMITED PARTNER SIGNATURE PAGE
                         ATTACHED TO AND MADE A PART OF
                    THAT CERTAIN SECOND AMENDED AND RESTATED
                        AGREEMENT OF LIMITED PARTNERSHIP
                           OF SPIEKER PROPERTIES, L.P.
                          DATED AS OF OCTOBER 13, 1997





                                     Print Name of Limited Partner



                                     THE LATHROP TRUST
                                     ----------------------------------------
                                     The Lathrop Trust (u/t/d November 19, 1993)



                                     Signature of Limited Partner:



                                     ----------------------------------------
                                     F. Pierce Lathrop
                                     As Trustee of The Lathrop Trust



                                     /s/ MARCIA FAY LATHROP
                                     ----------------------------------------
                                     Marcia Fay Lathrop
                                     As Trustee of The Lathrop Trust



                                     ----------------------------------------
                                     Sandra L. Hyde
                                     As Trustee of The Lathrop Trust

                   COUNTERPART LIMITED PARTNER SIGNATURE PAGE
                         ATTACHED TO AND MADE A PART OF
                    THAT CERTAIN SECOND AMENDED AND RESTATED
                        AGREEMENT OF LIMITED PARTNERSHIP
                           OF SPIEKER PROPERTIES, L.P.
                          DATED AS OF OCTOBER 13, 1997





                                     Print Name of Limited Partner



                                     THE LATHROP TRUST
                                     ----------------------------------------
                                     The Lathrop Trust (u/t/d November 19, 1993)



                                     Signature of Limited Partner:



                                     ----------------------------------------
                                     F. Pierce Lathrop
                                     As Trustee of The Lathrop Trust



                                     ----------------------------------------
                                     Marcia Fay Lathrop
                                     As Trustee of The Lathrop Trust



                                     /s/ SANDRA L. HYDE
                                     ----------------------------------------
                                     Sandra L. Hyde
                                     As Trustee of The Lathrop Trust

                   COUNTERPART LIMITED PARTNER SIGNATURE PAGE
                         ATTACHED TO AND MADE A PART OF
                    THAT CERTAIN SECOND AMENDED AND RESTATED
                        AGREEMENT OF LIMITED PARTNERSHIP
                           OF SPIEKER PROPERTIES, L.P.
                          DATED AS OF OCTOBER 13, 1997





                                 Betty G. Austin
                    ----------------------------------------
                          Print Name of Limited Partner

                               /s/ BETTY G. AUSTIN
                    ----------------------------------------
                          Signature of Limited Partner

                   COUNTERPART LIMITED PARTNER SIGNATURE PAGE
                         ATTACHED TO AND MADE A PART OF
                    THAT CERTAIN SECOND AMENDED AND RESTATED
                        AGREEMENT OF LIMITED PARTNERSHIP
                           OF SPIEKER PROPERTIES, L.P.
                          DATED AS OF OCTOBER 13, 1997





                               Robert H. Goldsmith
                    ----------------------------------------
                          Print Name of Limited Partner

                            /s/ ROBERT H. GOLDSMITH
                    ----------------------------------------
                          Signature of Limited Partner

                   COUNTERPART LIMITED PARTNER SIGNATURE PAGE
                         ATTACHED TO AND MADE A PART OF
                    THAT CERTAIN SECOND AMENDED AND RESTATED
                        AGREEMENT OF LIMITED PARTNERSHIP
                           OF SPIEKER PROPERTIES, L.P.
                          DATED AS OF OCTOBER 13, 1997





                                Steven P. Lathrop
                    ----------------------------------------
                          Print Name of Limited Partner

                             /s/ STEVEN P. LATHROP
                    ----------------------------------------
                          Signature of Limited Partner

                   COUNTERPART LIMITED PARTNER SIGNATURE PAGE
                         ATTACHED TO AND MADE A PART OF
                    THAT CERTAIN SECOND AMENDED AND RESTATED
                        AGREEMENT OF LIMITED PARTNERSHIP
                           OF SPIEKER PROPERTIES, L.P.
                          DATED AS OF OCTOBER 13, 1997





                               Shand Lathrop Green
                    ----------------------------------------
                          Print Name of Limited Partner

                            /s/ SHAND LATHROP GREEN
                    ----------------------------------------
                          Signature of Limited Partner

                   COUNTERPART LIMITED PARTNER SIGNATURE PAGE
                         ATTACHED TO AND MADE A PART OF
                    THAT CERTAIN SECOND AMENDED AND RESTATED
                        AGREEMENT OF LIMITED PARTNERSHIP
                           OF SPIEKER PROPERTIES, L.P.
                          DATED AS OF OCTOBER 13, 1997





                                 Thomas Lathrop
                    ----------------------------------------
                          Print Name of Limited Partner

                               /s/ THOMAS LATHROP
                    ----------------------------------------
                          Signature of Limited Partner

                   COUNTERPART LIMITED PARTNER SIGNATURE PAGE
                         ATTACHED TO AND MADE A PART OF
                    THAT CERTAIN SECOND AMENDED AND RESTATED
                        AGREEMENT OF LIMITED PARTNERSHIP
                           OF SPIEKER PROPERTIES, L.P.
                          DATED AS OF OCTOBER 13, 1997





                               Gregg R. Dougherty
                    ----------------------------------------
                          Print Name of Limited Partner

                             /s/ GREGG R. DOUGHERTY
                    ----------------------------------------
                          Signature of Limited Partner

     14.2 DURATION OF POWER. The power of attorney granted herein is hereby declared to be irrevocable and coupled with an interest in recognition of the fact that each of the Partners will be relying upon the power of the General Partner to act as contemplated by this Agreement in any filing or other action by it on behalf of the Partnership, and it shall: (i) survive the transfer of all or any portion of such Limited Partner's or Assignee's Partnership Interests; (ii) survive the death, incapacity, bankruptcy or insolvency of the Limited Partner or Assignee; and (iii) extend to such Limited Partner's or Assignee's heirs, successors, assigns and personal representatives. Each such Limited Partner or Assignee hereby agrees to be bound by any action taken by the General Partner, acting in good faith pursuant to such power of attorney; and each Limited Partner or Assignee hereby waives any and all defenses which may be available to contest, negate or disaffirm the action of the General Partner, taken in good faith under such power of attorney. Each Limited Partner or Assignee shall execute and deliver to the General Partner or the Liquidating Trustee, within fifteen (15) days after receipt of the General Partner's or Liquidating Trustee's request therefor, such further designation, powers of attorney and other instruments as the General Partner or the Liquidating Trustee, as the case may be, deems necessary to effectuate this Agreement and the purposes of the Partnership.

           IN WITNESS WHEREOF, this Agreement is hereby entered into among the undersigned Partners as of the date first written above.

                         GENERAL PARTNER:   SPIEKER PROPERTIES, INC.,
                                            a Maryland corporation


                                            By:
                                               ---------------------------------


                                            Its:
                                                --------------------------------

                                    EXHIBIT A


                                PARTNERSHIP UNITS

General Partner:                                              Partnership Units
----------------                                               ----------------
Spieker Properties, Inc.                                         2,723,648


Limited Partners:
-----------------

Spieker Properties, Inc. (*)                                    44,548,730

Warren E. Spieker, Jr.                                           2,401,089

Dennis E. Singleton                                                627,017

John K. French                                                     535,405

Bruce E. Hosford                                                   692,350

Bradley N. Blake                                                   106,050

Gregg R. Daugherty                                                  45,655

John G. Davenport                                                  154,228

James C. Eddy                                                      147,735

John A. Foster                                                     145,210

Donald S. Jefferson                                                231,848

Vincent D. Mulroy                                                  124,493

Richard L. Romney                                                  120,121

Peter H. Schnugg                                                   205,475

John B. Souther, Jr.                                                86,595

Craig G. Vought                                                    105,965

Joel Benoliel                                                       66,798

Adrian J. Gordon                                                     10,738

Elke Strunka                                                          5,369

Meier Family Trust (u/t/d June 17, 1982)                            573,662

Joseph D. Russell, Jr. (**)                                          11,337

Stuart A. Rothstein (**)                                              6,877

Josh N. Smith (**)                                                    4,020

Peter C. Thompson (**)                                                8,306

John R. Winther (**)                                                  9,734

Frank L. Alexander (**)                                               5,714

Richard T. Leider (**)                                                4,286

Eli Khouri III (**)                                                   2,857

Richard Gervais (**)                                                  4,020

F.P. Lathrop, Marcia Fay Lathrop and Sandra L. Hyde, as
  Trustees of The Lathrop Trust (u/t/d November 19, 1993)           724,393

Betty G. Austin                                                      16,894

Robert Goldsmith                                                      1,928

Steven Lathrop                                                        7,249

Shand Green                                                             923

Thomas Lathrop                                                        6,243


(*) Includes 2,531,645 Partnership Units allocated to the Class B Common Stock and 1,176,470 Partnership Units allocated to the Class C Common Stock, but excludes 1,000,000 shares of Series A Preferred Stock, which is convertible into Common Stock equivalent to 1,219,512 Partnership Units. If the Series A Preferred Stock were converted into Common Stock, Spieker Properties, Inc. would hold 45,768,242 Partnership Units as a Limited Partner.


(**)    Transferee of Partnership Units pursuant to the terms of the Merit Plan.

                                    EXHIBIT B

                                   ALLOCATIONS


Allocation of Net Income and Net Loss.

               (a) Net Income. Except as otherwise provided herein, Net Income for any fiscal year or other applicable period shall be allocated in the following order and priority:

                      (1) First, to the Partners, until the cumulative Net Income allocated pursuant to this Subparagraph 1(a)(1) for the current and all prior periods equals the cumulative Net Loss allocated pursuant to Subparagraphs 1(b)(3) and (4) hereof for all prior periods, among the Partners in the reverse order that such Net Loss was allocated (and, in the event of a shift of a Partner's interest in the Partnership, to the Partners in a manner that most equitably reflects the successors in interest of such Partners);

                      (2) Second, to the General Partner, until the cumulative Net Income allocated pursuant to this Subparagraph 1(a)(2) for the current and all prior periods equals the cumulative Net Loss allocated pursuant to Subparagraph 1(b)(2) hereof for all prior periods;

                      (3) Third, to the General Partner until the cumulative amount of Net Income allocated pursuant to this Subparagraph 1(a)(3), Subparagraph 1(a)(3) of Exhibit E to the First Restated Agreement as in effect immediately prior to the Fourth Amendment thereto and Subparagraph 1(c)(1)(iii) of Exhibit E to the First Restated Agreement as in effect immediately prior to the Third Amendment thereto equals the total amount of dividends paid on the Series A Preferred Stock as of or prior to the date of such allocation plus the total amount of accrued but unpaid dividends on any Series A Preferred Stock issued and outstanding as of such date plus the total amount of dividends paid on the Series B Cumulative Redeemable Preferred Stock as of or prior to the date of such allocation plus the total amount of accrued but unpaid dividends on any Series B Cumulative Redeemable Preferred Stock issued and outstanding as of such date plus the total amount of dividends paid on the Series C Cumulative Redeemable Preferred Stock as of or prior to the date of such allocation plus the total amount of accrued but unpaid dividends on any Series C Cumulative Redeemable Preferred Stock issued and outstanding as of such date;

                      (4) Fourth, to the General Partner on account of the Common B Interest and the Common C Interest, an amount equal to the sum of (x) $0.0625 per annum multiplied by the number of shares issued and outstanding of Class B Common Stock, plus (y) $0.05 per annum multiplied by the number of shares issued and outstanding of Class C Common Stock, prorated on a daily basis over each calendar year, and adjusted, as appropriate, to reflect any variance in the number of such shares issued and outstanding from time to time; and

                      (5) Thereafter, the balance of the Net Income, if any, shall be allocated to the Partners in accordance with their respective Percentage Interests.

               (b) Net Loss. Net Loss of the Partnership for each fiscal year or other applicable period shall be allocated as follows:

                      (1) First, to the Partners in accordance with their respective Percentage Interests until the Capital Account balances of the Limited Partners are reduced to zero (for purpose of this calculation, such Partners' share of Partnership Minimum Gain shall be added back to their Capital Accounts);

                      (2) Second, to the General Partner until its Capital Account balance has been reduced to zero (for purpose of this calculation, such Partner's share of Partnership Minimum Gain shall be added back to its Capital Account);

                      (3) Thereafter, to the Partners in accordance with their then Percentage Interests; and

                      (4) Notwithstanding the preceding provisions of this Subparagraph 1(b), to the extent that any Net Loss allocated to a Partner under Subparagraph 1(b) would cause such Partner (hereinafter, a "Restricted Partner") to have an Adjusted Capital Account Deficit as of the end of the fiscal year to which such Net Loss relates, such Net Loss shall not be allocated to such Restricted Partner and instead shall be allocated to the other Partner(s) (hereinafter, the "Permitted Partners") pro rata in accordance with their relative Percentage Interests.

                      (c) Book-Up and Capital Account Adjustments. On any day on which Series A Preferred Stock is redeemed or converted into Common Stock or the Series B Cumulative Redeemable Preferred Stock is redeemed or the Series C Cumulative Redeemable Preferred Stock is redeemed, the Partnership may, in the discretion of the General Partner, adjust the Gross Asset Values of all Partnership assets to equal their respective gross fair market values and shall allocate the amount of such adjustment as Net Income or Net Loss pursuant to Paragraph 1(a) hereof.

Special Allocations.

                      Notwithstanding any provisions of Paragraph 1 of this Exhibit B, the following special allocations shall be made in the following order:

               (a) Minimum Gain Chargeback (Nonrecourse Liabilities). If there is a net decrease in Partnership Minimum Gain for any Partnership fiscal year (except as a result of conversion or refinancing of Partnership indebtedness, certain capital contributions or revaluation of the Partnership property as further outlined in Regulation Sections 1.704-2(d)(4), (f)(2) or (f)(3)), each Partner shall be specially allocated items of Partnership income and gain for such year (and, if necessary, subsequent years) in an amount equal to that Partner's share of the net decrease in Partnership Minimum Gain. The items to be so allocated shall be determined in accordance with Regulation Section 1.704-2(f). This Paragraph 2(a) is intended to comply with the minimum gain chargeback requirement in said section of the Regulations and shall be interpreted consistently therewith. Allocations pursuant to this Paragraph 2(a) shall be made in proportion to the respective amounts required to be allocated to each Partner pursuant hereto.

               (b) Minimum Gain Attributable to Partner Nonrecourse Debt. If there is a net decrease in Minimum Gain Attributable to Partner Nonrecourse Debt during any fiscal year (other than due to the conversion, refinancing or other change in the debt instrument causing it to become partially or wholly nonrecourse, certain capital contributions, or certain revaluations of Partnership property as further outlined in Regulation Section 1.704-2(i)(4)), each Partner shall be specially allocated items of Partnership income and gain for such year (and, if necessary, subsequent years) in an amount equal to that Partner's share of the net decrease in the Minimum Gain Attributable to Partner Nonrecourse Debt. The items to be so allocated shall be determined in accordance with Regulation Section 1.704-2(i)(4) and (j)(2). This Paragraph 2(b) is intended to comply with the minimum gain chargeback requirement with respect to Partner Nonrecourse Debt contained in said section of the Regulations and shall be interpreted consistently therewith. Allocations pursuant to this Paragraph 2(b) shall be made in proportion to the respective amounts required to be allocated to each Partner pursuant hereto.

               (c) Qualified Income Offset. In the event a Limited Partner unexpectedly receives any adjustments, allocations or distributions described in Regulation Section 1.704-1(b)(2)(ii)(d)(4), (5), or (6), and such Limited Partner has an Adjusted Capital Account Deficit, items of Partnership income and gain shall be specially allocated to such Partner in an amount and manner sufficient to eliminate the Adjusted Capital Account Deficit as quickly as possible. This Paragraph 2(c) is intended to constitute a "qualified income offset" under Regulation Section 1.704-1(b)(2)(ii)(d) and shall be interpreted consistently therewith.

               (d) Nonrecourse Deductions. Nonrecourse Deductions for any fiscal year or other applicable period shall be allocated to the Partners in accordance with their respective Percentage Interests.

               (e) Partner Nonrecourse Deductions. Partner Nonrecourse Deductions for any fiscal year or other applicable period shall be specially allocated to the Partner that bears the economic risk of loss for the debt (i.e., the Partner Nonrecourse Debt) in respect of which such Partner Nonrecourse Deductions are attributable (as determined under Regulation Section 1.704-2(b)(4) and (i)(1)).

               (f) Curative Allocations. It is the intent of the Partnership that, to the extent possible, the Capital Account balances of the Partners be in the following relationship: (1) first, the Capital Account of the General Partner should be at least equal to $25.00 multiplied by the number of issued and outstanding shares of Series A Preferred Stock, Series B Cumulative Redeemable Preferred Stock and Series B Cumulative Redeemable Preferred Stock; and (2) second, the Limited Partners' Capital Account balances and the General Partner's Capital Account balance in excess of the product described in (1) should be in proportion to their Percentage Interests. Thus, items of "book" income, gain, loss, and deduction shall be allocated among the Partners so that, to the extent possible, the resulting Partners' Capital Account balances bear this relationship. This Paragraph 2(f) is intended to minimize to the extent possible and to the extent necessary any economic distortions which may result from application of the Regulatory Allocations and shall be interpreted in a manner consistent therewith. For purposes hereof, "Regulatory Allocations" shall mean the allocations provided under Subparagraph 1(b)(2) and this Paragraph 2 (save Subparagraphs 2(d) and (f) hereof).

               (g) Merit Plan. To the extent that the Partnership recognizes income or gain or is entitled to deduction, expense or loss with respect to transfers of interests pursuant to the Merit Plan, all such items shall be allocated among the Limited Partners in accordance with the Merit Plan.

3.  Tax Allocations.

               (a) Generally. Subject to Paragraphs 3(b) and (c) below, items of income, gain, loss, deduction and credit to be allocated for income tax purposes (collectively, "Tax Items") shall be allocated among the Partners on the same basis as their respective book items.

               (b) Sections 1245/1250 Recapture. If any portion of gain from the sale of property is treated as gain which is ordinary income by virtue of the application of Code Section 1245 or 1250 ("Affected Gain"), then (A) such Affected Gain shall be allocated among the Partners in the same proportion that the depreciation and amortization deductions giving rise to the Affected Gain were allocated and (B) other Tax Items of gain of the same character that would have been recognized, but for the application of Code Sections 1245 and/or 1250, shall be allocated away from those Partners who are allocated Affected Gain pursuant to Clause (A) so that, to the extent possible, the other Partners are allocated the same amount, and type, of capital gain that would have been allocated to them had Code Sections 1245 and/or 1250 not applied; provided, however, that the net amount of Tax Items allocated to each Partner shall be the same as if this Paragraph 3(a) did not exist. For purposes hereof, in order to determine the proportionate allocations of depreciation and amortization deductions for each fiscal year or other applicable period, such deductions shall be deemed allocated on the same basis as Net Income and Net Loss for such respective period.

               (c) Allocations Respecting Section 704(c) and Revaluations. If any Partnership property is subject to Code Section 704(c) or is reflected in the Capital Accounts of the Partners and on the books of the Partnership at a book value that differs from the adjusted tax basis of such property, then the tax items with respect to such property shall, in accordance with the requirements of Regulations Section 1.704-1(b)(4)(i), be shared among the Partners in a manner that takes account of the variation between the adjusted tax basis of the applicable property and its book value in the same manner as variations between the adjusted tax basis and fair market value of property contributed to the Partnership are taken into account in determining the Partners' share of tax items under Code Section 704(c). The General Partner is authorized to choose any reasonable method permitted by the Regulations pursuant to Code Section 704(c), including the "remedial" method, the "curative" method and the "traditional" method.

               (d) Code Section 752 Specification. Pursuant to Regulations
Section 1.752-3, the Partners' interest in Partnership profits for purposes of determining the Partners' shares of excess nonrecourse liabilities shall be their Percentage Interests.

                                    EXHIBIT C

                                  RIGHTS TERMS


             The Rights shall be subject to the following terms and conditions:

             1. DEFINITIONS. The following terms and phrases shall, for purposes of this Exhibit C and the Agreement, have the meanings set forth below:

             "BENEFICIALLY OWN" shall mean the ownership of Common Stock by a Person who would be treated as an owner of such Shares of Common Stock either directly or constructively through the application of Section 544 of the Code, as modified by Section 856(h)(1)(B) of the Code.

             "CONVERSION COMPONENT EXERCISE NOTICE" shall have the meaning set forth in Paragraph 2(a) of this Exhibit C.

             "CONVERSION RIGHTS" shall have the meaning set forth in Paragraph 2(a) of this Exhibit C.

             "ELECTION NOTICE" shall mean the written notice to be given by the General Partner to the Exercising Partners in response to the receipt by the General Partner of an Exercise Notice from such Exercising Partners substantially in the form of Schedule 3 to the Agreement.

             "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended, or any successor statute.

             "EXERCISE NOTICE" shall mean and include a Conversion Component Exercise Notice and/or a Sale Component Exercise Notice.

             "EXERCISING PARTNERS" shall have the meaning set forth in Paragraph 2 of this Exhibit C.

             "OFFERED INTERESTS" shall mean the Partnership Units of the Exercising Partners identified in a Conversion Component Exercise Notice or a Sale Component Exercise Notice which, pursuant to the exercise of Conversion Rights or Sale Rights, can be acquired by the General Partner under the terms hereof.

             "SALE COMPONENT EXERCISE NOTICE" shall have the meaning set forth in Paragraph 2(b) of this Exhibit C..

             "SALE RIGHTS" shall have the meaning set forth in Paragraph 2(b) of this Exhibit C.

             2. DELIVERY OF EXERCISE NOTICES. Any one or more Limited Partners possessing Rights ("Exercising Partners") may, subject to the limitations set forth herein:

             (a) deliver to the General Partner written notice ("Conversion Component Exercise Notice") pursuant to which such Exercising Partners elect to exercise their Rights to convert ("Conversion Rights") all or any portion of their Partnership Units into shares of Common Stock, subject to the limitations contained in Paragraphs 4 and 5 below; and

             (b) deliver to the General Partner written notice ("Sale Component Exercise Notice") pursuant to which such Exercising Partners elect to exercise their Rights to sell ("Sale Rights") all or any portion of their Partnership Units to the General Partner (or the General Partner's designee), subject to the limitations contained in Paragraphs 3 and 5 below.

             3. LIMITATIONS ON EXERCISE OF SALE RIGHTS. The first Sale Component Exercise Notice may not be exercised prior to the time that Conversion Rights have been exercised to the fullest extent permissible under Paragraph 4 below.

             4. LIMITATION ON EXERCISE OF CONVERSION RIGHTS. Subject to Paragraphs 3 and 5 of this Exhibit C, Conversion Rights may be exercised at any time and from time to time to the extent that, upon exercise of the Conversion Rights, the Exercising Partner, together with its Affiliates, in the aggregate, shall not Beneficially Own shares of Capital Stock including shares of Common Stock to be issued in connection with the exercise of such Conversion Rights, in excess of nine and nine-tenths percent (9.90%) of the issued and outstanding shares of Capital Stock (the "Ownership Limit"). For purposes of computing the Ownership Limit as of any date, such Limited Partner and its Affiliates shall be deemed to own all shares of Common Stock issuable to such Limited Partner and its Affiliates upon the conversion of convertible securities held by it and the exercise of stock options granted on or before such date under the Stock Incentive Plan. If a Conversion Component Exercise Notice is delivered to the General Partner, but, as a result of the Ownership Limit or as a result of restrictions contained in the Certificate of Incorporation of the General Partner, the Conversion Rights cannot be exercised in full, the Conversion Component Exercise Notice shall be deemed to be modified such that the Conversion Rights shall be exercised only to the extent permitted under the Ownership Limit or under the Certificate of Incorporation of the General Partner, with the remainder of such Conversion Rights being deemed to be Sale Rights and with the corresponding portion of the Conversion Component Exercise Notice being deemed to be a Sale Component Exercise Notice.

             5. FREQUENCY OF EXERCISE; SIZE OF OFFERED INTEREST. Each Limited Partner shall be permitted to deliver up to four (4) separate Exercise Notices per calendar year. Without the prior written consent of the General Partner, which consent may be withheld in its sole and absolute discretion, no Exercising Partner may exercise Rights for less than five hundred (500) Partnership Units or, if such Exercising Partner holds less than five hundred (500) Partnership Units, all of the Partnership Units held by such Exercising Partner.

             6. COMPUTATION OF CONSIDERATION/FORM OF PAYMENT. With respect to the exercise of Conversion Rights, the consideration payable for the Offered Interest shall be the issuance by the General Partner of the Common Stock Amount. With respect to the exercise of Sale Rights, the consideration shall, in the sole and absolute discretion of the General Partner, be paid in the form of
(a) cash, cashier's or certified check, or by wire transfer of immediately available funds to the Exercising Partner's designated account in the amount of the Cash Amount, or (b) by the issuance by the General Partner of the Common Stock Amount, or (c) any combination of cash and Common Stock equal to the Cash Amount.

             7. CLOSING; DELIVERY OF ELECTION NOTICE. The closing of the acquisition of Offered Interests shall, unless otherwise mutually agreed, be held at the principal offices of the General Partner, on the following date(s):

             (a) With respect to the exercise of Conversion Rights, the closing shall occur on the date agreed to by the General Partner and the Exercising Partners, which date shall in no event occur after the later of (i) ten (10) days after the date of the Conversion Component Exercise Notice or (ii) the expiration or termination of the waiting period applicable to each Exercising Partner, if any, under the Hart-Scott Act; and

             (b) With respect to the exercise of Sale Rights, the General Partner shall, within thirty (30) days after receipt by the General Partner of any Sale Component Exercise Notice delivered in accordance with the requirements of Paragraph 3 above, deliver to the Exercising Partners an Election Notice, which Election Notice shall set forth the computation of the Cash Amount and shall specify the form of the consideration (which shall be in accordance with Paragraph 6 above) to be paid by the General Partner to such Exercising Partners and the date, time and location for completion of the purchase and sale of the Offered Interests, which date shall in no event be later than (i) ten (10) days after delivery by the General Partner of the Election Notice for Offered Interests with respect to which the General Partner has elected to pay the consideration by issuance of shares of its Common Stock (or, if later, the expiration or termination of the waiting period applicable to each Exercising Partner, if any, under the Hart- Scott Act) or (ii) sixty (60) days after the initial date of receipt by the General Partner of the Sale Component Rights Notice for Offered Interests with respect to which the General Partner has elected to pay the Cash Amount; provided, however, that such sixty (60) day period may be extended for an additional period to the extent required for the General Partner to cause additional shares of its Common Stock to be issued to provide financing to be used to acquire the Offered Interests. Notwithstanding the foregoing, the General Partner agrees to use commercially reasonable efforts to cause the closing of the acquisition of Offered Interests hereunder to occur as quickly as possible.

             8. ADJUSTMENT TO PURCHASE PRICE. If, with respect to the exercise of Sale Rights, the General Partner elects to pay all or any portion of the consideration under Paragraph 6 above in cash and if as a result thereof the General Partner elects to raise such cash through a public offering of its securities, borrowings or otherwise, the Cash Amount shall be reduced by an amount ("Transaction Expenses") equal to the expenses incurred by the General Partner in connection with such raising of funds allocable to the amounts required to pay the Cash Amount hereunder; provided, however, notwithstanding the foregoing, the Cash Amount shall not be reduced hereunder by an amount exceeding 5% of the Cash Amount computed without regard to the adjustment for Transaction Expenses.

             9. CLOSING DELIVERIES. At the closing of the purchase and sale of Offered Interests, payment of the consideration shall be accompanied by proper instruments of transfer and assignment and by the delivery of (i) representations and warranties of (A) the Exercising Partner with respect to its due authority to sell all of the right, title and interest in and to such Offered Interests to the General Partner and, with respect to the status of the Partnership Units being transferred, free and clear of all Liens, and (B) the General Partner with respect to due authority for the purchase of such Offered Interests, and (ii) to the extent that any shares of Common Stock are issued in payment of the consideration or any portion thereof, a stock certificate or certificates evidencing the Common Stock to be issued and registered in the name of the Exercising Partner or its designee.

             10. TERM OF RIGHTS. Unless sooner terminated, the rights of the parties with respect to the Rights shall commence as of the Completion of the Offering and lapse for all purposes and in all respects on the fiftieth (50th) anniversary of the Completion of the Offering; provided, however, that the parties hereto shall continue to be bound by an Exercise Notice delivered to the General Partner prior to such anniversary.

             11. COVENANTS OF THE GENERAL PARTNER. To facilitate the General Partner's ability to fully perform its obligations hereunder, the General Partner covenants and agrees as follows:

             (a) At all times during the pendency of the Rights, the General Partner shall reserve for issuance such number of shares of Common Stock as may be necessary to enable the General Partner to issue such shares in exchange for all of the Partnership Units held by Limited Partners which are from time to time outstanding.

             (b) As long as the General Partner shall be obligated to file periodic reports under the Exchange Act, the General Partner will timely file such reports in such manner as shall enable any recipient of Common Stock issued to Limited Partners hereunder in reliance upon an exemption from registration under the Securities Act to continue to be eligible to utilize Rule 144 promulgated by the SEC pursuant to the Securities Act, or any successor rule or regulation or statute thereunder, for the resale thereof.

             (c) During the pendency of the Rights, the Limited Partners shall receive in a timely manner all reports filed by the General Partner with the SEC and all other communications transmitted from time to time by the General Partner to its stockholders generally.

             (d) Under no circumstances shall the General Partner declare any stock dividend, stock split, stock distribution or the like, unless fair and equitable arrangements are provided, to the extent necessary, to fully adjust, and to avoid any dilution in, the rights of Limited Partners under this Agreement.

             (e) Notwithstanding the General Partner's determination as to the form in which the consideration for the Offered Interests shall be payable, the General Partner shall be required to pay such consideration by cashier's check or wire transfer of immediately available funds to the extent that payment by issuance of Common Stock would disqualify the General Partner from being characterized as a REIT.

             12. LIMITED PARTNER'S COVENANT. Each Limited Partner covenants and agrees with the General Partner that all Offered Interests tendered to the General Partner in accordance with the exercise of Rights herein provided shall be delivered to the General Partner free and clear of all Liens, and should any Liens exist or arise with respect to such Offered Interests, the General Partner shall be under no obligation to acquire the same unless, in connection with such acquisition, the General Partner has elected in its sole and absolute discretion to pay such portion of the consideration therefor in the form of cash in circumstances where such cash will be sufficient to cause such existing Lien to be discharged in full upon application of all or a part of such consideration and the General Partner is expressly authorized to apply such portion of the consideration as may be necessary to satisfy any indebtedness in full and to discharge such Lien in full. Each Limited Partner further agrees that, in the event any state or local property transfer tax or sales tax is payable as a result of the transfer of its Offered Interests to the General Partner (or its designee), such Limited Partner shall assume and pay such transfer and/or sales tax.

                                    EXHIBIT D


                                  LAND HOLDINGS



       1.    Deer Valley Plaza (Antioch)

       2.    Benicia Phase II (Benicia)

       3.    Fairfield Phase II (Fairfield)

       4.    Fresno Land (Fresno)

       5.    Ryan Ranch Land

       6.    Venture Oaks II (Sacramento)

                                    EXHIBIT E


                               EXCLUDED PROPERTIES


       1.    San Mateo Phase II (Spieker-Singleton #68 Limited Partnership)

       2.    Yuba Distribution Center (Yuba City Associates)

       3.    Montgomery Washington Tower (Crow-Spieker #99)

       4.    Coronado Center (Spieker-French #86, Limited Partnership)

       5. 777 San Marin (777 San Marin Associates L.P., 775/779 San Marin Associates, L.P.)

       6.    6000 Stoneridge (Spieker-Singleton #52, Limited Partnership)

       7.    188th Street Commerce Center (Spieker West Valley Associates I)

       8.    Renaissance Faire (Black Point Partnership L.P.)

       9.    Sky Valley (Paddy Creek Associates, L.P.)

                                    EXHIBIT F

                                PARTNER ADDRESSES


1. The address for Warren E. Spieker, Jr., John K. French, Dennis E. Singleton, John A. Foster, Craig B. Vought, Elke Strunka, Stuart A. Rothstein, Joseph D. Russell, Jr. and Eli Khouri III shall be:

             c/o Spieker Properties, Inc.
             2180 Sand Hill Road, Suite 200
             Menlo Park, California 94025
             FAX:  (650) 854-6594

2. The address for Bruce E. Hosford, Donald S. Jefferson and Richard T. Leider and Richard Gervais shall be:

             c/o Spieker Properties, Inc.
             1150 114th Avenue S.E.
             Bellevue, Washington 98004
             FAX:  (425) 455-4105

3.      The address for Peter H. Schnugg and John R. Winther shall be:

             c/o Spieker Properties, Inc.
             2200 Powell Street, Suite 325
             Emeryville, California 94608
             FAX:  (510) 594-5608

4.      The address for John G. Davenport shall be:

             c/o Spieker Properties, Inc.
             19600 Fairchild, Suite 285
             Irvine, CA 92612
             FAX:  (714) 756-8180

5.      The address for James C. Eddy and John B. Souther, Jr. shall be:

             c/o Spieker Properties, Inc.
             4380 S.W. Macadam Avenue, Suite 100
             Portland, Oregon 97201
             FAX:  (503) 221-8627

6.      The address for Richard L. Romney shall be:

             c/o Spieker Properties, Inc.
             9255 Towne Centre Drive, Suite 100
             San Diego, CA 92121
             FAX:  (619) 623-8506

7.      The address for Vincent D. Mulroy and Frank L. Alexander shall be:

             c/o Spieker Properties, Inc.
             700 Larkspur Landing Circle, Suite 126
             Larkspur, California 94939
             FAX:  (415) 464-5601

8.      The address for Joel Benoliel shall be:

             999 Lake Drive
             Issaquah, WA 98027
             FAX:  (206) 313-6592


9.      The address for Gregg R. Daugherty shall be:

             8425 NE 12th Street
             Medina, WA 98039
             FAX: (206) 688-8031

10.     The address for Adrian J. Gordon shall be:

             4224 26th Street
             San Francisco, CA 94131
             FAX: (415) 282-9759

11.     The address for Blake Family Trust and Josh N. Smith shall be:

             c/o Pacific Retail Trust
             1331 North California Blvd., Suite 150
             Walnut Creek, CA 94596
             FAX: (510) 935-5902

12.     The address for Meier Family Trust shall be:

             Meier Family Trust
             c/o Mr. Anthony P. Meier
             Hockey-Meier Company
             525 Middlefield Road, Suite 140
             Menlo Park, California  94025
             FAX:  (650) 329-1537


13. The address for Betty G. Austin, Steve Lathrop, Shand Green, Tom Lathrop, Bob Goldsmith, and F.P. Lathrop, Marcia Fay Lathrop and Sandra
        L. Hyde, as Trustees of the Lathrop Trust (u/t/d November 19, 1993) shall be:

             c/o F.P. Lathrop
             2000 Powell Street, Suite 1600
             Emeryville, California 94608

                                   SCHEDULE 1

                           PARTNERS POSSESSING RIGHTS


                                   SCHEDULE 2

                                 EXERCISE NOTICE


To:  Spieker Properties, Inc.

             Reference is made to that certain Second Amended and Restated Agreement of Limited Partnership of Spieker Properties, L.P. dated as of October 13, 1997 (the "Partnership Agreement"), among Spieker Properties, Inc., a Maryland corporation, the undersigned, and certain other persons, governing that certain California limited partnership known as Spieker Properties, L.P. (the "Partnership"). Capitalized terms used but not defined herein shall have the meanings set forth in the Partnership Agreement. Pursuant to Article XI and Paragraph 2 of Exhibit C to the Partnership Agreement, each of the undersigned, being a limited partner of the Partnership (an "Exercising Partner"), hereby elects to exercise its Conversion Rights and/or Sale Rights as to the Number of Partnership Units specified opposite its signature below:



                                            Type of
                                         Rights Being
                                           Exercised                 Number of
                                      (Conversion Rights            Partnership
Exercising Partner                      or Sale Rights)                Units
------------------                      ---------------                -----





                    ________________________________________
                       Printed Name of Exercising Partner


                    ________________________________________
                         Signature of Exercising Partner


                    ________________________________________
                                      Date

                                   SCHEDULE 3

                                 ELECTION NOTICE


To:  All Exercising Partners

             Reference is made to that certain Second Amended and Restated Agreement of Limited Partnership of Spieker Properties, L.P. dated as of October 13, 1997 (the "Partnership Agreement"), among the undersigned and certain other persons, including the Exercising Partners, governing that certain California limited partnership known as Spieker Properties, L.P. (the "Partnership"). All capitalized terms used but not defined herein shall have the meanings set forth in the Partnership Agreement. Pursuant to subsection (b) of Paragraph 7 of Exhibit C to the Partnership Agreement, the undersigned, being the general partner of the Partnership, hereby notifies the Exercising Partners that (a) the consideration for the Partnership Units as to which the Sale Rights are being or are deemed to be exercised is $_________, the computation of which is set forth on an attachment hereto; (b) $_________ of the consideration is payable in cash and the balance thereof is payable by issuance of ______ shares of Common Stock; and (c) the closing of the purchase and sale of the Partnership Units as to which the Sale Rights are being or are deemed to be exercised shall take place at the offices of the General Partner at ______ a.m., local time, on
__________________.

Dated: __________________

                                      SPIEKER PROPERTIES, INC.,
                                      a Maryland corporation


                                      By:  _____________________________

                                      Its: _____________________________

                          COUNTERPART SIGNATURE PAGE TO
                        LIMITED PARTNERSHIP AGREEMENT OF
                            SPIEKER PROPERTIES, L.P.


               This Counterpart Signature Page is executed and made effective for all purposes as of this 4th day of February, 1998 (the "Effective Date"), by those certain Persons identified on Schedule 1 attached hereto and who have executed this Counterpart Signature Page below (the "New Limited Partners").

               WHEREAS, Section 4.3 of the Partnership Agreement provides that the General Partner may, without the consent of any Limited Partner, from time to time, cause the Partnership to issue Additional Units to a Person and, if necessary, admit such Person as an Additional Limited Partner, in exchange for the Capital Contribution by such Person of cash and/or property;

               WHEREAS, pursuant to the terms of that certain Contribution Agreement (as such may have been amended, the "Contribution Agreement") dated as of January 7, 1998, by and between the Partnership, Spieker Properties, Inc., a Maryland corporation (the "General Partner"), and certain persons and entities affiliated with or otherwise associated with Transpacific Development Company, as "Contributors," the New Limited Partners are concurrently herewith making the Capital Contribution to the Partnership of the New Limited Partners' direct and/or indirect right, title and interest in certain real, personal and intangible property described in the Contribution Agreement as the "Properties" (the "TDC Capital Contribution");

               WHEREAS, the General Partner desires to issue Four Hundred Eighty-six Thousand Six Hundred Forty-seven (486,647) Additional Units (the "TDC Additional Units") to the New Limited Partners in exchange for the New Limited Partners' making of the TDC Capital Contribution, which TDC Additional Units shall be allocated among the New Limited Partners in the manner set forth on
Schedule 2 attached hereto;

               NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned hereby agree as follows:

            1. Capitalized terms used herein, unless otherwise defined herein, shall have the same meanings as set forth in that certain Second Amended and Restated Agreement of Limited Partnership of Spieker Properties, L.P. dated as of October 13, 1997 (as such Agreement may have been amended, restated, supplemented, modified or otherwise changed, the "Partnership Agreement").

            2. Each of the New Limited Partners hereby agrees to be subject and bound at all times to all of the terms and conditions of the Partnership Agreement, as now in effect, as amended hereby or as hereafter amended or as modified by the Contribution Agreement Without limitation of the foregoing, each of the New Limited Partners acknowledges and agrees that it is bound by Article XII of the Partnership Agreement which provides for the arbitration of disputes arising under the Partnership Agreement and is deemed to have made all of the representation, warranties, acknowledgements, waivers and agreements set forth in Sections 13.12, 13.13 and 13.14 of the Partnership Agreement.

            3. Each of the New Limited Partners hereby acknowledges and agrees that it has relied fully upon the advice of its own legal counsel and/or accountant in determining the tax consequences of the transactions contemplated hereby and not upon any representations or advice by the General Partner or by any other Partner except or as set forth in the Contribution Agreement. Each of the New Limited Partners hereby represents and warrants to the Partnership and the General Partner that it (i) is acquiring its allocated portion of the TDC Additional Units for itself for investment purposes only, and not with a view to any resale or distribution of such Partnership Units, (ii) has been advised and understands that the TDC Additional Units have not been and will not be registered under the Securities Act or any applicable state securities laws and, therefore, cannot be resold unless the TDC Additional Units are registered under the Securities Act and all applicable state securities laws, or unless exemptions from registration are available, and (iii) has, either alone or with its "purchaser representative" as that term is defined in Rule 501(h) under the Securities Act, such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of its investment in the Partnership. Each of the New Limited Partners hereby acknowledges that the Partnership and the General Partner have made available to such New Limited Partner, at a reasonable time prior to its acquisition of its allocated portion of the TDC Additional Units, the opportunity to ask questions and receive answers concerning the terms and conditions of such acquisition and to obtain any additional information which the Partnership and/or the General Partner possessed or could acquire without unreasonable effort or expense that is necessary to verify the accuracy of the information furnished by the Partnership and the General Partner in connection with such acquisition.

            4. The addresses of the New Limited Partners to be reflected in the books and records of the Partnership shall be as indicated on Schedule 3 attached hereto, until changed in accordance with the terms of the Partnership Agreement.

            5. This Counterpart Signature Page may be executed in two or more counterparts, each of which shall be deemed originals, and all of which taken together shall constitute one instrument.

        IN WITNESS WHEREOF, this Counterpart Signature Page is hereby executed by the undersigned Persons as of the Effective Date.


            NEW LIMITED PARTNERS:   SC ENTERPRISES,
                                    a California limited partnership


                                    By: /s/ SHURL CURCI
                                       ---------------------------------------
                                       Shurl Curci
                                       its General Partner

                             MARINA BUSINESS CENTER,
                             a California general partnership

                             By:     East Villa Marina,
                                     a California general partnership,
                                     its General Partner

                                     By:    Victor and Hannah Zaccaglin Trust
                                            D/T/D March 20, 1992,
                                            its General Partner


                                            By: /s/ Victor Zaccaglin
                                               ---------------------------------
                                                    Victor Zaccaglin, Trustee


                                     By:
                                        ----------------------------------------
                                        Shurl Curci and Kay Curci as Trustees of
                                        the Curci Trust of 1983 (Restated)
                                        its General Partner

                                     By:    SC Enterprises,
                                            a California limited partnership,
                                            its General Partner


                                            By:
                                               ---------------------------------
                                                   Shurl Curci
                                                   its General Partner


                             By:
                                     ----------------------------------------
                                     Shurl Curci and Kay Curci as Trustees of
                                     the Curci Trust of 1983 (Restated)
                                     its General Partner

                             By:     John Curci, as Trustee of the Curci
                                     Revocable Trust No. 2,
                                     its General Partner


                                     By:
                                            ----------------------------------
                                            John Curci, Trustee

                             MARINA BUSINESS CENTER,
                             a California general partnership

                             By:     East Villa Marina,
                                     a California general partnership,
                                     its General Partner

                                     By:    Victor and Hannah Zaccaglin Trust
                                            D/T/D March 20, 1992,
                                            its General Partner


                                            By:
                                               ---------------------------------
                                                    Victor Zaccaglin, Trustee


                                     By: /s/ SHURL CURCI
                                        ----------------------------------------

                                     By: /s/ KAY CURCI
                                        ----------------------------------------
                                           Shurl Curci and Kay Curci as Trustees
                                           of the Curci Trust of 1983
                                           (Restated)
                                           its General Partner

                                     By:   SC Enterprises,
                                           a California limited partnership,
                                           its General Partner


                                           By: /s/ SHURL CURCI
                                               ---------------------------------
                                                   Shurl Curci
                                                   its General Partner


                             By:     /s/ SHURL CURCI
                                     ----------------------------------------

                             By:     /s/ KAY CURCI
                                     ----------------------------------------
                                     Shurl Curci and Kay Curci as Trustees of
                                     the Curci Trust of 1983 (Restated)
                                     its General Partner

                             By:     John Curci, as Trustee of the Curci
                                     Revocable Trust No. 2,
                                     its General Partner


                                     By:
                                            ----------------------------------
                                            John Curci, Trustee

                             MARINA BUSINESS CENTER,
                             a California general partnership

                             By:     East Villa Marina,
                                     a California general partnership,
                                     its General Partner

                                     By:    Victor and Hannah Zaccaglin Trust
                                            D/T/D March 20, 1992,
                                            its General Partner


                                            By:
                                               ---------------------------------
                                                    Victor Zaccaglin, Trustee


                                     By:
                                        ----------------------------------------
                                           Shurl Curci and Kay Curci as Trustees
                                           of the Curci Trust of 1983
                                           (Restated)
                                           its General Partner

                                     By:   SC Enterprises,
                                           a California limited partnership,
                                           its General Partner


                                           By:
                                              ---------------------------------
                                                  Shurl Curci
                                                  its General Partner


                             By:
                                     ----------------------------------------
                                     Shurl Curci and Kay Curci as Trustees of
                                     the Curci Trust of 1983 (Restated)
                                     its General Partner

                             By:     John Curci, as Trustee of the Curci
                                     Revocable Trust No. 2,
                                     its General Partner


                                     By:    /s/ JOHN CURCI
                                            ----------------------------------
                                            John Curci, Trustee

                               By:     Ceezee,
                                       a California general partnership,
                                       its General Partner

                                       By:    Victor and Hannah Zaccaglin Trust
                                              D/T/D March 20, 1992,
                                              its General Partner


                                              By:    /s/ VICTOR ZACCAGLIN
                                                     ---------------------------
                                                     Victor Zaccaglin, Trustee

                                       By:    CA Ceezee,
                                              a California general partnership
                                              its General Partner


                                              By:
                                                     ---------------------------
                                                     Shurl Curci and Kay Curci
                                                     as Trustees of the Curci
                                                     Trust of 1983 (Restated)
                                                     its General Partner


                               ROBERT BLUMIN AND CAROLEE BLUMIN,
                               AS TRUSTEES OF THE BLUMIN FAMILY TRUST
                               U/T/A/ DATED OCTOBER 12, 1988


                               By:
                                       -----------------------------
                                       Robert Blumin, Trustee


                               By:
                                       -----------------------------
                                       Carolee Blumin, Trustee


                               MATLOW-KENNEDY ENTERPRISES,
                               a California general partnership

                               By:     Cliffshire Properties,
                                       a California general partnership,
                                       its General Partner

                                       By:
                                              ------------------------------
                                              Howard R. Matlow
                                       Its:   General Partner

                               By:     Ceezee,
                                       a California general partnership,
                                       its General Partner

                                       By:    Victor and Hannah Zaccaglin Trust
                                              D/T/D March 20, 1992,
                                              its General Partner


                                              By:
                                                     ---------------------------
                                                     Victor Zaccaglin, Trustee

                                       By:    CA Ceezee,
                                              a California general partnership
                                              its General Partner


                                              By:    /s/ SHURL CURCI
                                                     ---------------------------

                                              By:    /s/ KAY CURCI
                                                     ---------------------------
                                                     Shurl Curci and Kay Curci
                                                     as Trustees of the Curci
                                                     Trust of 1983 (Restated)
                                                     its General Partner


                               ROBERT BLUMIN AND CAROLEE BLUMIN,
                               AS TRUSTEES OF THE BLUMIN FAMILY TRUST
                               U/T/A/ DATED OCTOBER 12, 1988


                               By:
                                       -----------------------------
                                       Robert Blumin, Trustee


                               By:
                                       -----------------------------
                                       Carolee Blumin, Trustee


                               MATLOW-KENNEDY ENTERPRISES,
                               a California general partnership

                               By:     Cliffshire Properties,
                                       a California general partnership,
                                       its General Partner

                                       By:
                                              ------------------------------
                                              Howard R. Matlow
                                       Its:   General Partner

                               By:     Ceezee,
                                       a California general partnership,
                                       its General Partner

                                       By:    Victor and Hannah Zaccaglin Trust
                                              D/T/D March 20, 1992,
                                              its General Partner


                                              By:
                                                     ---------------------------
                                                     Victor Zaccaglin, Trustee

                                       By:    CA Ceezee,
                                              a California general partnership
                                              its General Partner


                                              By:
                                                     ---------------------------
                                                     Shurl Curci and Kay Curci
                                                     as Trustees of the Curci
                                                     Trust of 1983 (Restated)
                                                     its General Partner


                               ROBERT BLUMIN AND CAROLEE BLUMIN,
                               AS TRUSTEES OF THE BLUMIN FAMILY TRUST
                               U/T/A/ DATED OCTOBER 12, 1988


                               By:     /s/ ROBERT BLUMIN
                                       -----------------------------
                                       Robert Blumin, Trustee


                               By:     /s/ CAROLEE BLUMIN
                                       -----------------------------
                                       Carolee Blumin, Trustee


                               MATLOW-KENNEDY ENTERPRISES,
                               a California general partnership

                               By:     Cliffshire Properties,
                                       a California general partnership,
                                       its General Partner

                                       By:
                                              ------------------------------
                                              Howard R. Matlow
                                       Its:   General Partner

                               By:     Ceezee,
                                       a California general partnership,
                                       its General Partner

                                       By:    Victor and Hannah Zaccaglin Trust
                                              D/T/D March 20, 1992,
                                              its General Partner


                                              By:
                                                     ---------------------------
                                                     Victor Zaccaglin, Trustee

                                       By:    CA Ceezee,
                                              a California general partnership
                                              its General Partner


                                              By:
                                                     ---------------------------
                                                     Shurl Curci and Kay Curci
                                                     as Trustees of the Curci
                                                     Trust of 1983 (Restated)
                                                     its General Partner


                               ROBERT BLUMIN AND CAROLEE BLUMIN,
                               AS TRUSTEES OF THE BLUMIN FAMILY TRUST
                               U/T/A/ DATED OCTOBER 12, 1988


                               By:
                                       -----------------------------
                                       Robert Blumin, Trustee


                               By:
                                       -----------------------------
                                       Carolee Blumin, Trustee


                               MATLOW-KENNEDY ENTERPRISES,
                               a California general partnership

                               By:     Cliffshire Properties,
                                       a California general partnership,
                                       its General Partner

                                       By:    /s/ HOWARD R. MATLOW
                                              ------------------------------
                                              Howard R. Matlow
                                       Its:   General Partner

                                    By:     Fountain Properties,
                                            a California general partnership,
                                            its General Partner

                                            By:    /s/ K.E. KENNEDY
                                                   -----------------------------
                                                   K.E. Kennedy
                                            Its:   General Partner

        Pursuant to Section 4.7 of the Partnership Agreement, each of the New Limited Partners is hereby admitted to the Partnership as a Limited Partner, and the name of each of the New Limited Partners is hereby recorded in the books and records of the Partnership, effective as of the Effective Date. The General Partner hereby acknowledges that it has consented to the admission of each of the New Limited Partners as a Limited Partner in the Partnership, that the name of each of the New Limited Partners has been recorded in the books and records of the Partnership, effective as of the Effective Date, that the Partnership has issued to the New Limited Partners the number of Partnership Units identified on
Schedule 2 attached hereto, and that Exhibit F to the Partnership Agreement is deemed amended to add the addresses of the New Limited Partners as set forth in Paragraph 4 above.

                                        SPIEKER PROPERTIES, INC.
                                        a Maryland corporation


                                        By: /s/ JEFFREY K. NICKELL
                                           -------------------------------------

                                        Its: Jeffrey K. Nickell, Vice President
                                            ------------------------------------

                                        Dated: February 4, 1998
                                              ----------------------------------

                                   SCHEDULE 1

                              New Limited Partners


SC Enterprises, a California limited partnership
Marina Business Center, a California general partnership
Matlow-Kennedy Enterprises, a California general partnership
Robert Blumin and Carolee Blumin, as Trustees of the Blumin Family Trust U/T/A
 Dated October 12, 1988

                                   SCHEDULE 2

                              TDC Additional Units

Name of New Limited Partner                                 TDC Additional Units

SC Enterprises                                                      26,539
Marina Business Center                                             194,775
Matlow-Kennedy Enterprises                                          90,868
Blumin Family Trust                                                174,465

                                   SCHEDULE 3

                                    Addresses


SC Enterprises
2377 Crenshaw Boulevard, Suite 300
Torrance, California  90501
Fax:  (310) 782-8428


Marina Business Center
c/o SC Enterprises
2377 Crenshaw Boulevard, Suite 300
Torrance, California  90501
Fax:  (310) 782-8428


Matlow-Kennedy Enterprises
c/o Broman & Greig
2811 Wilshire Boulevard, Suite 700
Santa Monica, California 90403
Fax. (310) 829-7659

Blumin Family Trust
2664 Claray Drive
Los Angeles, CA  90077
Fax:  (310)474-0946